Exhibit 10.3

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

LICENCE AGREEMENT

This License Agreement (the “Agreement”) is made and entered into effective as of 5 October 2016 (the “Effective Date”) by and between AstraZeneca AB, a company incorporated in Sweden under no. 556011-7482 with its registered office at SE-151 85 Sodertalje, Sweden and with offices at SE-431 83 Molndal, Sweden (“AstraZeneca”) and BioHaven Pharmaceutical Holding Company Ltd. a British Virgin Islands business corporation with a registered office address of P.O. Box 173, Kingston Chambers, Road Town, Tortola, British Virgin Islands (“Licensee”). AstraZeneca and Licensee are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

BACKGROUND

AstraZeneca owns and controls certain intellectual property rights with respect to the Licensed Compounds (as defined herein) and Licensed Products (as defined herein) in the Territory (as defined herein); and

AstraZeneca wishes to grant a license to Licensee and Licensee wishes to take, a license under such intellectual property rights to develop and commercialize Licensed Products in the Territory, in each case in accordance with the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual promises and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

Article 1
DEFINITIONS

Unless otherwise specifically provided herein, the following terms shall have the following meanings:

1.1                               “AAA” has the meaning set forth in Section 11.5.2.

1.2                               “Affiliate” means, with respect to a Party, any Person that, directly or indirectly, through one (1) or more intermediaries, controls, is controlled by or is under common control with such Party. For purposes of this definition, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” means: (i) the possession, directly or indirectly, of the power to direct the management or policies of a business entity, whether through the ownership of voting securities, by contract relating to voting rights or corporate governance or otherwise; or (ii) the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities or other ownership interest of a business entity (or, with respect to a limited partnership or other similar entity, its general partner or controlling entity).

1.3                               “Agreement” has the meaning set forth in the preamble hereto.

1.4                               “Anti-Corruption Laws” means the U.S. Foreign Corrupt Practices Act, as amended, the UK Bribery Act 2010, as amended, and any other applicable anti-corruption laws and laws for the prevention of fraud, racketeering, money laundering or terrorism.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

1.5                               “Applicable Law” means applicable laws, rules and regulations, including any rules, regulations, guidelines or other requirements of the Regulatory Authorities, that may be in effect from time to time, including the FFDCA and the Anti-Corruption Laws.

1.6                               “Arbitrators” has the meaning set forth in Section 11.5.3.

1.7                               “AstraZeneca” has the meaning set forth in the preamble hereto.

1.8                               “AstraZeneca Know-How” means (i) the Know-How which is Controlled by AstraZeneca or any of its Affiliates as of the Effective Date or at any time during the time of the Agreement and that is (ii) reasonably necessary for the Exploitation of Licensed Compound(s) in the Field in the Territory, but excluding any Information to the extent claimed by published AstraZeneca Patents.

1.9                               “AstraZeneca Patents” means (i) the Patents that are Controlled by AstraZeneca or any of its Affiliates as of the Effective Date or at any time during the term of the Agreement and that are (ii) reasonably necessary for the Exploitation of a Licensed Compound(s) in the Field in the Territory. The AstraZeneca Patents as of the Effective Date are listed in Schedule B.

1.10                        “AstraZeneca Regulatory Documentation” means Regulatory Documentation Controlled by AstraZeneca or any of its Affiliates as of the Effective Date relating exclusively to the Licensed Compound(s) in the Field in the Territory.

1.11                        “AstraZeneca’s Anti-Corruption Rules and Policies” means the Key Principles from AstraZeneca’s ABAC and External Interactions Policies regarding anti-bribery and corruption issues, available on AstraZeneca’s website, www.astrazeneca.cam/sustainability/ethical-business-practices.html, as the same may be amended, modified or supplemented from time to time.

1.12                        “Audit” has the meaning set forth in Section 8.6.5.

1.13                        “Auditor” has the meaning set forth in Section 5.11.

1.14                        “Authorized Generic Version” means, with respect to a pharmaceutical product, any other pharmaceutical product that (i) is sold under the Drug Approval Application for the first product or any supplement or amendment thereto, (ii) is sold under a different Trademark than the first product and (iii) has an NDC number that differs from the NDC number for the first product (other than on a temporary basis as may be necessary to launch the second product in the Territory).

1.15                        “Breaching Party” has the meaning set forth in Section 9.2.1.

1.16                        “Business Day” means a day other than a Saturday or Sunday or a day on which banking institutions in New York are permitted or required to be closed.

1.17                        “Calendar Quarter” means each successive period of three (3) calendar months commencing on 1 January, 1 April, 1 July and 1 October, except that the first Calendar Quarter of the Term shall commence on the Effective Date and end on the day immediately prior to the first to occur of 1 January, 1 April, 1 July or 1 October after the Effective Date and the last Calendar Quarter shall end on the last day of the Term.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

1.18                        “Calendar Year” means each successive period of twelve (12) calendar months commencing on 1 January and ending on 31 December, except that the first Calendar Year of the Term shall commence on the Effective Date and end on 31 December of the year in which the Effective Date occurs and the last Calendar Year of the Term shall commence on 1 January of the year in which the Term ends and end on the last day of the Term.

1.19                        “Combination Product” means a Licensed Product that is comprised of or contains a Licensed Compound as an active ingredient together with one (1) or more other active ingredients or Delivery Systems and is sold either as a fixed dose/unit or as separate doses/units in a single package.

1.20                        “Commercialization” means any and all activities directed to the preparation for sale of, offering for sale of or sale of a Licensed Product, including activities related to marketing, promoting, distributing and importing such Licensed Product and interacting with Regulatory Authorities regarding any of the foregoing. When used as a verb, to Commercialize” and “Commercializing” means to engage in Commercialization and “Commercialized” has a corresponding meaning.

1.21                        “Commercially Reasonable Efforts” means, with respect to the performance of Development, Commercialization or Manufacturing activities with respect to a Licensed Compound or a Licensed Product by Licensee, the carrying out of such activities using efforts and resources comparable to the efforts and resources commonly used in the research-based bio-pharmaceutical industry for compounds or products of similar market potential at a similar stage in development or product life. “Commercially Reasonable Efforts” shall be determined on a country-by-country (or region-by-region, where applicable) and indication-by-indication basis, without regard to the particular circumstances of Licensee, including any other product opportunities of Licensee.

1.22                        “Confidential Information” has the meaning set forth in Section 6.1.

1.23                        “Control” means, with respect to any item of Information, Regulatory Documentation, material, Patent or other intellectual property right, possession of the right, whether directly or indirectly and whether by ownership, license or otherwise (other than by operation of the license and other grants in Section 2.1), to grant a license, sublicense or other right (including the right to reference Regulatory Documentation) to or under such Information, Regulatory Documentation, Patent or other intellectual property right as provided for herein without violating the terms of any agreement with any Third Party and at no cost to the Party granting the rights unless the Party being granted the rights agrees to pay any such costs (including milestones and royalties) associated with such grant.

1.24                        “Controlling Party” has the meaning set forth in Section 6.5.

1.25                        “Delivery System” means any delivery system comprising equipment, instrumentation, one or more devices, or other components designed to assist in, or useful for, the administration of a Licensed Compound or a Licensed Product.

1.26                        “Development” means all activities related to research, pre-clinical and other non-clinical testing, test method development and stability testing, toxicology, formulation, process development, manufacturing scale-up, qualification and validation, quality assurance/quality control, clinical studies, including Manufacturing in support thereof, statistical analysis and report writing, the preparation and submission of Drug Approval Applications, regulatory affairs with respect to the foregoing and all other activities necessary or

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

reasonably useful or otherwise requested or required by a Regulatory Authority as a condition or in support of obtaining or maintaining a Regulatory Approval. When used as a verb, “Develop” means to engage in Development.

1.27                        “Dispute” has the meaning set forth in Section 10.5.

1.28                        “Dollars” or “$” means United States Dollars.

1.29                        “Drug Approval Application” means a New Drug Application as defined in the FFDCA or any corresponding foreign application in the Territory, including, with respect to the European Union, a Marketing Authorization Application filed with the EMA pursuant to the centralized approval procedure or with the applicable Regulatory Authority of a country in Europe with respect to the mutual recognition or any other national approval.

1.30                        “Effective Date” has the meaning set forth in the preamble hereto.

1.31                        “EMA” means the European Medicines Agency and any successor agency thereto.

1.32                        “Enforcing Party” has the meaning set forth in Section 6.3.2.

1.33                        “European Union” or “EU” means the economic, scientific and political organization of member states as it may be constituted as at the Effective Date.

1.34                        “Existing Patents” has the meaning set forth in Section 7.2.

1.35                        “Expert” has the meaning set forth in Section 11.5.2.

1.36                        “Exploit” means to make, have made, import, use, sell or offer for sale, including to research, develop, commercialize, register, Manufacture, have Manufactured, hold or keep (whether for disposal or otherwise), have used, export, transport, distribute, promote, market or have sold or otherwise dispose of. “Exploitation” means the act of Exploiting a compound, product or process.

1.37                        “FDA” means the United States Food and Drug Administration and any successor agency thereto.

1.38                        “FFDCA” means the United States Food, Drug, and Cosmetic Act, as amended from time to time, together with any rules, regulations and requirements promulgated thereunder (including all additions, supplements, extensions and modifications thereto).

1.39                        “Field” means all human uses.

1.40                        “Financing” shall mean that successful completion of the issuing of equity offered by the Licensee which raises at least thirty million US Dollars (USD$30,000,000).

1.41                        “Financing Period” shall mean the period of ninety (90) days from the Effective Date.

1.42                        “First Commercial Sale” means, with respect to a Licensed Product and a country, the first sale for monetary value for use or consumption by the end user of such Licensed Product in such country after

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

Regulatory Approval for such Licensed Product has been obtained in such country. Sales prior to receipt of Regulatory Approval for such Licensed Product, such as so-called “treatment IND sales,” “named patient sales,” and “compassionate use sales,” shall not be construed as a First Commercial Sale.

1.43                        “GAAP” means, with respect to a Party or its Affiliates or its or their Sublicensees, United States generally accepted accounting principles, International Financial Reporting Standards or such other similar national standards as such Party, Affiliates or its or their Sublicensee adopts, in each case, consistently applied.

1.44                        “Generic Product” means, with respect to a particular mode of administration and dosage strength of a Licensed Product, any other prescription pharmaceutical product that (i) contains the same active ingredient(s) as such Licensed Product, (ii) has the same mode of administration and dosage strength as such Licensed Product and (ii) is “therapeutically equivalent” as evaluated by the FDA, applying the definition of “therapeutically equivalent” set forth in the preface to the FDA’s Orange Book (or, with respect to any country in the Territory outside the United States, is similarly substitutable under equivalent Applicable Law in such country), with respect to such mode of administration and dosage strength, as such Licensed Product.

1.45                        “Government Official” means (i) any Person employed by or acting on behalf of a government, government-controlled agency or entity or public international organization, (ii) any political party, party official or candidate, (iii) any Person who holds or performs the duties of an appointment, office or position created by custom or convention or (iv) any Person who holds himself out to be the authorized intermediary of any of the foregoing.

1.46                        “Hatch-Waxman Act” means the U.S. “Drug Price Competition and Patent Term Restoration Act” of 1984, as set forth at 21 U.S.C. §355(b)(2)(A)(iv) or (j)(2)(A)(vii)(IV).

1.47                        “Improvements” means any invention, discovery, development or modification with respect to a Licensed Compound or a Licensed Product or relating to the Exploitation thereof, whether or not patented or patentable, including any enhancement in the efficiency, operation, Manufacture, ingredients, preparation, presentation, formulation, means of delivery (including the development of any Delivery System or enhancement thereto) or dosage of such Licensed Compound or Licensed Product, any discovery or development of any new or expanded indications for such Licensed Compound or Licensed Product, or any discovery or development that improves the stability, safety or efficacy of such Licensed Compound or Licensed Product.

1.48                        “IND” means (i) an investigational new drug application filed with the FDA for authorization to commence clinical studies and its equivalent in other countries or regulatory jurisdictions and (ii) all supplements and amendments that may be filed with respect to the foregoing.

1.49                        “Indemnification Claim Notice” has the meaning set forth in Section 9.3.1.

1.50                        “Indemnified Party” has the meaning set forth in Section 8.3.1.

1.51                        “Information” means all technical, scientific and other know-how and information, trade secrets, knowledge, technology, means, methods, processes, practices, formulae, instructions, skills, techniques, procedures, experiences, ideas, technical assistance, designs, drawings, assembly procedures, computer programs, apparatuses, specifications, data, results and other material, including: biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, pre-clinical, clinical, safety, manufacturing and quality

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

control data and information, including study designs and protocols, assays and biological methodology, in each case (whether or not confidential, proprietary, patented or patentable) in written, electronic or any other form now known or hereafter developed.

1.52                        “Infringement” has the meaning set forth in Section 5.3.1.

1.53                        “Initiation” means, with respect to a clinical study, the first dosing of the first human subject in such clinical study.

1.54                        “Invoiced Sales” has the meaning set forth in the definition of “Net Sales.”

1.55                        “Knowledge” means the actual knowledge (but without any duty to conduct any investigation with respect to such facts and information) of AstraZeneca’s [* * *] or Licensee’s [* * *] or any person holding a position equivalent to such job title (but only to the extent such position exists).

1.56                        “Licensed Compounds” means the pharmaceutical compounds known as [* * *], or any compound that is within the scope of a Valid Claim of the AstraZeneca Patents listed in Schedule B.

1.57                        “Licensed IP” means AstraZeneca Know-How and AstraZeneca Patents.

1.58                        “Licensed Product” means any product that is comprised of or contains a Licensed Compound, alone or in combination with one (1) or more other active ingredients, in any and all forms, presentations, dosages and formulations, which, for clarity, shall include any Delivery Systems that are sold with, or for the administration of, such Licensed Compound. Licensed Products shall be construed accordingly.

1.59                        “Licensed Product Agreement” means, with respect to a Licensed Product or any Improvement, any agreement entered into by and between Licensee or any of its Affiliates or its or their Sublicensees, on the one hand and one (1) or more Third Parties, on the other hand, that is reasonably necessary for the Exploitation of such Licensed Product in the Field in the Territory, including (i) any agreement pursuant to which Licensee, its Affiliates or its or their Sublicensees receives any license or other rights to Exploit such Licensed Product, (ii) supply agreements pursuant to which Licensee, its Affiliates or its or their Sublicensees obtain or will obtain quantities of such Licensed Product, (iii) clinical trial agreements, (iv) contract research organization agreements and (v) service agreements.

1.60                        “Licensee” has the meaning set forth in the preamble hereto.

1.61                        “Licensee Know-How” means all Information Controlled by Licensee or any of its Affiliates or its or their Sublicensees as of the Effective Date or at any time during the Term that is (i) not generally known and (ii) reasonably necessary for the Exploitation of a Licensed Compound or a Licensed Product or any Improvement thereto, but excluding any Information to the extent covered or claimed by published Licensee Patents.

1.62                        “Licensee Patents” means all of the Patents Controlled by Licensee or any of its Affiliates or its or their Sublicensees as of the Effective Date or at any time during the Term that are reasonably necessary (or, with respect to Patent applications, would be reasonably necessary if such Patent applications were to issue as Patents) for the Exploitation of a Licensed Compound or a Licensed Product or any Improvement thereto.

1.63                        “Licensee Representatives” has the meaning set forth in Section 7.6.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

1.64                        “Licence Shares” has the meaning set forth in Section 4.2.1

1.65                        “Losses” has the meaning set forth in Section 8.1.

1.66                        “Major European Territory” means [* * *].

1.67                        “Manufacture” and “Manufacturing” means all activities related to the production, manufacture, processing, filling, finishing, packaging, labelling, shipping and holding of a product or any intermediate thereof, including process development, process qualification and validation, scale-up, pre-clinical, clinical and commercial manufacture and analytic development, product characterization, stability testing, quality assurance and quality control.

1.68                        “Material Anti-Corruption Law Violation” means a violation of an Anti-Corruption Law relating to the subject matter of this Agreement that would, if it were publicly known, in the reasonable view of AstraZeneca, have a material adverse effect on AstraZeneca or on the reputation of AstraZeneca because of its relationship with Licensee.

1.69                        “Net Sales” means, with respect to a Licensed Product for any period, the gross amount billed or invoiced by Licensee, its Affiliates or its or their Sublicensees (including distributors of Authorized Generic Versions of Licensed Product(s)) to Third Parties for the sale of a Licensed Product (the “Invoiced Sales”), less deductions for:

1.69.1              normal and customary [* * *];

1.69.2              amounts repaid or credited [* * *];

1.69.3              freight, postage, shipping and insurance expenses [* * *];

1.69.4              customs and excise duties and other taxes or duties [* * *];

1.69.5              rebates and similar payments made [* * *];

1.69.6              the portion of [* * *] fees paid [* * *];

1.69.7              that portion of the [* * *] fee [* * *]; and

1.69.8              any actual bad debt expense recorded in accordance with GAAP from customers related to sales of a Licensed Product, such bad debt not to exceed [* * *] less the deductions set forth in 1.69.1-1.69.7.

Any of the deductions listed above that involves a payment by Licensee, its Affiliates or its or their Sublicensees shall be taken as a deduction in the Calendar Quarter in which the payment is accrued by such entity. For purposes of determining Net Sales, a Licensed Product shall be deemed to be sold when invoiced and a “sale” shall not include [* * *]. Licensee’s, its Affiliates’ or its or their Sublicensees’ transfer of any Licensed Product to an Affiliate or Sublicensee shall not result in any Net Sales, unless such Licensed Product is consumed or administered by such Affiliate or Sublicensee in the course of its commercial activities. With respect to any Licensed Product that is consumed or administered by Licensee or its Affiliates or its or their Sublicensees, Net Sales shall include [* * *].

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

In the event that a Licensed Product is sold in any country in the form of a Combination Product, Net Sales of such Combination Product shall be adjusted by [* * *]; provided that the invoice price in a country for each Licensed Product that contains only the Licensed Compound(s) and each product that contains solely active ingredient(s) other than the Licensed Compound(s) included in the Combination Product shall be for a quantity comparable to that used in such Combination Product and of substantially the same class, purity and potency. If either such Licensed Product that contains the Licensed Compound(s) as its sole active ingredient or a product that contains an active ingredient (other than the Licensed Product) in the Combination Product as its sole active ingredient(s) is not sold separately in a particular country, the Parties shall negotiate in good faith a reasonable adjustment to Net Sales in such country that takes into account the medical contribution to the Combination Product of and all other factors reasonably relevant to the relative value of, the Licensed Compound(s), on the one hand and all of the other active ingredient(s), collectively, on the other hand.

[* * *], if such basis cannot be determined, in accordance with Licensee’s, its Affiliates’ or its or their Sublicensees’ existing allocation method; provided that any such allocation to a Licensed Product shall be (i) done in accordance with Applicable Law, including any price reporting laws, rules and regulations and (ii) subject to clause (i), in no event no greater than a pro rata allocation, such that the portion of each of foregoing rebates, discounts and other forms of reimbursements shall not be included as deductions from Invoiced Sales hereunder in any amount greater than [* * *] to which such foregoing rebate, discount or other form of reimbursement, as applicable, are granted.

Subject to the above, Net Sales shall be calculated in accordance with the standard internal policies and procedures of Licensee, its Affiliates or its or their Sublicensees, which must be in accordance with GAAP.

1.70                        “Non-Breaching Party” has the meaning set forth in Section 9.2.1.

1.71                        “Notice Period” shall have the meaning set forth in Section 9.2.1.

1.72                        “Party” and “Parties” have the meaning set forth in the preamble hereto.

1.73                        “Patents” means: (i) all national, regional and international patents and patent applications, including provisional patent applications; (ii) all patent applications filed either from such patents, patent applications or provisional applications or from an application claiming priority from either of these, including divisionals, continuations, continuations-in-part, provisionals, converted provisionals and continued prosecution applications; (iii) any and all patents that have issued or in the future issue from the foregoing patent applications ((i) and (ii)), including utility models, petty patents, innovation patents and design patents and certificates of invention; (iv) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications ((i), (ii) and (iii)); and (v) any similar rights, including so-called pipeline protection or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any of such foregoing patent applications and patents.

1.74                        “Payment” has the meaning set forth in Section 4.6.1.

1.75                        “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organization, including a government or political subdivision, department or agency of a government.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

1.76                        “Phase 2b Study” shall mean a clinical study conducted in any country that is intended to explore the efficacy and safety of a Licensed Product or Licensed Compound; e.g., through use of a variety of doses, dose response and duration of effect, that would satisfy the requirements of 21 CFR 312.21(b), or an equivalent Clinical Study required by a Regulatory Authority in a jurisdiction outside of the United States.

1.77                        “Prosecuting Party” has the meaning set forth in Section 5.2.1.

1.78                        “Provisions” has the meaning set forth in Section 7.6.6.

1.79                        “Regulatory Approval” means, with respect to a country in the Territory, any and all approvals (including Drug Approval Applications), licenses, registrations or authorizations of any Regulatory Authority necessary to commercially distribute, sell or market a Licensed Product or any Improvement thereto in such country, including, where applicable, (i) pricing or reimbursement approval in such country, (ii) pre- and post-approval marketing authorizations (including any prerequisite Manufacturing approval or authorization related thereto) and (iii) labelling approval.

1.80                        “Regulatory Authority” means any applicable supra-national, federal, national, regional, state, provincial or local regulatory agencies, departments, bureaus, commissions, councils or other government entities regulating or otherwise exercising authority with respect to the Exploitation of Licensed Compounds or Licensed Products or any Improvement thereto in the Territory, including the FDA in the United States and the EMA in the European Union.

1.81                        “Regulatory Documentation” means: all (i) applications (including all INDs and Drug Approval Applications), registrations, licenses, authorizations and approvals (including Regulatory Approvals); (ii) correspondence and reports submitted to or received from Regulatory Authorities (including minutes and official contact reports relating to any communications with any Regulatory Authority) and all supporting documents with respect thereto, including all adverse event files and complaint files; and (iii) clinical and other data contained or relied upon in any of the foregoing; in each case ((i), (ii) and (iii)) relating to a Licensed Compound or a Licensed Product or any Improvement thereto.

1.82                        “Regulatory Exclusivity Period” means, with respect to each Licensed Product in any country in the Territory, any period of data, market or other regulatory exclusivity (other than Patent exclusivity) granted or afforded by Applicable Law or by a Regulatory Authority in such country that confers exclusive marketing rights with respect to such Licensed Product in such country or prevents another party from using or otherwise relying on any data supporting the approval of the NDA or supporting the MAA for such Licensed Product without the prior written consent of the NDA-holder or MAA-holder, as applicable, such as new chemical entity exclusivity, new use or indication exclusivity, new formulation exclusivity, orphan drug exclusivity, non-patent related paediatric exclusivity or any other applicable marketing or data exclusivity, including any such periods listed in the FDA’s Orange Book or any such periods under national implementations in the EU of Article 10 of Directive 2001/83/ED, Article 14(11) of Parliament and Council Regulation (EC) No. 726/2004, Parliament and Council Regulation (ED) No. 141/2000 on orphan medicines, Parliament and Council Regulation (ED) No. 1901/2006 on medicinal products for paediatric use and all international equivalents of any of the foregoing.

1.83                        “Retained Rights” mean, with respect to the Licensed Compounds and Licensed Products in the Field in the Territory, the rights of AstraZeneca, its Affiliates and its and their licensors, (sub)licensees and contractors to perform its and their obligations under this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

1.84                        “Royalty Term” means, on a Licensed Product-by-Licensed Product and country-by-country basis, the period beginning on the date of the First Commercial Sale of such Licensed Product in such country and ending on the latest to occur of: (i) ten years from such First Commercial Sale or (ii) the expiration of the last-to-expire AstraZeneca Patent in such country that contains a Valid Claim that, if asserted against a Person, would, in the absence of a license, be sufficient to prevent the sale or use by such Person of all Generic Products with respect to such Licensed Product in such country.

1.85                        “Senior Officer” means, with respect to AstraZeneca, [* * *] and with respect to Licensee, [* * *].

1.86                        “Sublicensee” means a Person, other than an Affiliate, that is granted a sublicense by Licensee or its Affiliate under the grants in Section 2.1, as provided in Section 2.2, including any distributors of Authorized Generic Versions of a Licensed Product, irrespective of whether such distributor is granted a sublicense hereunder.

1.87                        “Tax” or “Taxation” means any form of tax or taxation, levy, duty, charge, social security charge, contribution, or withholding of whatever nature (including any related fine, penalty, surcharge or interest) imposed by, or payable to, a Tax Authority.

1.88                        “Tax Authority” means any government, state or municipality, or any local, state, federal or other fiscal, revenue, customs or excise authority, body or official anywhere in the world, authorized to levy Tax.

1.89                        “Term” has the meaning set forth in Section 9.1.

1.90                        “Terminated Territory” means each country with respect to which this Agreement is terminated by; (a) AstraZeneca pursuant to Section 9.2.1; (b) by Licensee pursuant to Section 9.2.3; or,(c) if this Agreement is terminated in its entirety, the entire Territory.

1.91                        “Termination Notice” has the meaning set forth in Section 9.2.1.

1.92                        “Territory” means the world, other than any Terminated Territory.

1.93                        “Third Party” means any Person other than AstraZeneca, Licensee and their respective Affiliates.

1.94                        “Third Party Claims” has the meaning set forth in Section 8.1.

1.95                        “Third Party Infringement Claim” has the meaning set forth in Section 6.4.

1.96                        “Third Party Patent Right” has the meaning set forth in Section 5.6.

1.97                        “Top Line Data” means with respect to a clinical study, a summary of demographic data, the data for the primary endpoint and a summary of safety data, which are based on an unblinded, locked database. All data will be collected in a 21 CFR 11 validated database with full audit trail.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

1.98                        “United States” or “U.S.” means the United States of America and its territories and possessions (including the District of Columbia and Puerto Rico).

1.99                        “Valid Claim” means (i) a claim of any issued and unexpired Patent whose validity, enforceability or patentability has not been affected by (a) irretrievable lapse, abandonment, revocation, dedication to the public or disclaimer or (b) a holding, finding or decision of invalidity, unenforceability or non-patentability by a court, governmental agency, national or regional patent office or other appropriate body that has competent jurisdiction, such holding, finding or decision being final and unappealable or unappealed within the time allowed for appeal or (ii) a claim of a pending Patent application that was filed and is being prosecuted in good faith and has not been abandoned or finally disallowed without the possibility of appeal or re-filing of the application; provided, however, that if a claim of a pending patent application shall not have issued within [* * *] years after the earliest filing date from which such claim takes priority, such claim shall not constitute a Valid Claim for the purposes of this Agreement unless and until a patent issues with such claim.

1.100                 “VAT” has the meaning set forth in Section 4.7.2.

Article 2
GRANT OF RIGHTS

2.1                               Grants to Licensee. Subject to Section 2.2 and the other terms and conditions of this Agreement, AstraZeneca hereby grants to Licensee:

2.1.1                     an exclusive (even as to AstraZeneca and its Affiliates) license (or sublicense, as the case may be), with the right to grant sublicenses in accordance with Section 2.2, under the Licensed IP to Exploit the Licensed Compounds and Licensed Products in the Field in the Territory and;

2.1.2                     an exclusive (including with regard to AstraZeneca and its Affiliates) license and right of reference, with the right to grant sublicenses in accordance with Section 2.2, under the AstraZeneca Regulatory Documentation that AstraZeneca or its Affiliates Control as of the Effective Date as necessary for purposes of Exploiting the Licensed Compounds and Licensed Products in the Field in the Territory.

2.2                               Sublicenses. Subject to Section 2.4.1, Licensee shall have the right to grant sublicenses (or further rights of reference), through multiple tiers of sublicensees, under the licenses and rights of reference granted in Section 2.1, to its Affiliates and other Persons; provided that any such sublicenses shall be (i) subject to AstraZeneca’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed, except Licensee may grant a sublicense to an Affiliate with notice but without consent provided that such a sublicense shall terminate automatically in the event that such Affiliate ceases to be an Affiliate of Licensee; and (ii) consistent with, and expressly made subject to, the terms and conditions of this Agreement. Licensee shall cause each Sublicensee to comply with the applicable terms and conditions of this Agreement, as if such Sublicensee were a Party to this Agreement. Licensee hereby (x) guarantees the performance of its Affiliates and permitted Sublicensees that are sublicensed as permitted herein and the grant of any such sublicense shall not relieve Licensee of its obligations under this Agreement, except to the extent they are satisfactorily performed by such Sublicensee and (y) waives any requirement that AstraZeneca exhaust any right, power or remedy, or proceed against any Sublicensee for any obligation or performance under this Agreement prior to proceeding directly against Licensee. A copy of any sublicense agreement executed by Licensee shall be provided to AstraZeneca within [* * *] days after its execution; provided that the financial terms of any such sublicense agreement to the extent not pertinent to an understanding of a Party’s obligations or benefits under this Agreement may be redacted.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

2.3                               Limitations Applicable to License Grants.

2.3.1                     No Other Rights Granted by AstraZeneca. Except as expressly provided herein and without limiting the foregoing, AstraZeneca grants no other right or license, including any rights or licenses to the AstraZeneca Patents, the AstraZeneca Know-How, the AstraZeneca Regulatory Documentation or any other Patent or other intellectual property rights not otherwise expressly granted herein.

2.4                               AstraZeneca’s Right of First Negotiation.

2.4.1                     Upon receipt by Licensee or its Affiliates of Top Line Data from the first Phase 2b Study for a Licensed Product, Licensee shall provide written notice to AstraZeneca that it has received such data together with (1) a summary of Top Line Data and (if any) (2) additional data generated (by or on behalf of the Licensee) with respect to the Licensed Products not previously provided to AstraZeneca.

2.4.2                     For [* * *] days after receipt of such notice, AstraZeneca shall have an exclusive right to exercise a right of first negotiation to (1) have Licensee sublicense (or license, as the case may be) AstraZeneca with respect to such Licensed Product, or (2) buy-out Licensee’s rights with respect to such Licensed Product.

2.4.3                     If AstraZeneca does not give any notice within such [* * *] day period, gives notice that it does not wish to exercise the right of first negotiation within such [* * *] day period, or if AstraZeneca gives notice that it does wish to exercise the right of first negotiation within such [* * *] day period, but the Parties, after using good faith efforts (and this shall include, in the case of the Licensee, negotiating with AstraZeneca to the exclusion of all other Third Parties), are unable to execute a definitive agreement with respect to such transaction within [* * *] days of receipt of AstraZeneca’s notice, Licensee will have the right to enter into discussions with one or more Third Parties with respect to such Licensed Product and execute any agreement(s) thereon as it may, in its sole discretion, elect.

Article 3
TRANSITIONAL, DEVELOPMENT, REGULATORY AND COMMERCIALIZATION ACTIVITIES.

3.1                               Transition Plan. In order to transfer the Development responsibility to Licensee as contemplated hereunder, the Parties shall use Commercially Reasonable Efforts to comply with the transition plans set forth as Schedule C (collectively the “Transition Plan”), which, for clarity, shall consist of those plans for AstraZeneca to transfer to Licensee: (a) regulatory obligations in respect of the Regulatory Documentation from AstraZeneca (or its Third Party contractors); (b) the amounts of inventory of Licensed Compound set forth on Schedule A; (c) results and data from all pre-clinical studies conducted prior to the Effective Date; (d) Licensed Compound manufacturing technology within the AstraZeneca Know-How; and (e) other such AstraZeneca Know-How in existence as of the Effective Date and reasonably necessary for use in connection with the Development of the Licensed Product and (f) AstraZeneca will make available to Licensee , at Licensee’s cost, an appropriately qualified AstraZeneca personnel to provide consulting and technical scientific support to Licensee with respect to the transfer of the AstraZeneca Know-How. (collectively, the “Transfer Activities”). All costs to be borne by Licensee in connection with the Transition Plan are identified therein.

3.2                               Transfer Activities. AstraZeneca and Licensee will initiate the Transfer Activities promptly after the Effective Date in accordance with a time plan as specified in the Transition Plan. After completion of the Financing AstraZeneca shall execute and deliver a letter to the applicable Regulatory Authority

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

authorizing Licensee to cross-reference the existing INDs and other drug approval applications covering the Product. AstraZeneca and Licensee shall use Commercially Reasonable Efforts to perform the Transfer Activities and complete such Transfer Activities within the time periods specified in the Transition Plan.

3.3                               Development.

3.3.1                     Diligence. After the Effective Date and after completion of relevant Transfer Activities, Licensee shall be solely responsible for all aspects of the Development of the Licensed Compounds and Licensed Products in the Field in the Territory. Licensee shall use Commercially Reasonable Efforts to Develop, and obtain and maintain Regulatory Approvals for, Licensed Products for use in the Field in the Territory.

3.3.2                     Development Costs. Licensee shall be responsible for all of its costs and expenses in connection with the Development of, and obtaining and maintaining Regulatory Approvals for, the Licensed Products in the Field in the Territory.

3.3.3                     Development Records. Licensee shall, and shall cause its Affiliates and its and their Sublicensees to, maintain, in good scientific manner, complete and accurate books and records pertaining to Development of Licensed Products hereunder, in sufficient detail to verify compliance with its obligations under this Agreement. Such books and records shall (i) be appropriate for patent and regulatory purposes, (ii) be in compliance with Applicable Law, (iii) properly reflect all work done and results achieved in the performance of its Development activities hereunder, (iv) record only such activities and not include or be commingled with records of activities outside the scope of this Agreement and (v) be retained by Licensee for at least [* * *] years after the expiration or termination of this Agreement in its entirety or for such longer period as may be required by Applicable Law. AstraZeneca shall have the right, during normal business hours and upon reasonable notice, to inspect and copy all such books and records maintained pursuant to this Section 3.3.3; provided that AstraZeneca shall maintain such records and information disclosed therein in confidence accordance with Article 6.

3.3.4                     Development Reports. Within [* * *] days following the end of each Calendar Year during which Licensee is conducting Development activities hereunder, Licensee shall provide AstraZeneca with a detailed written report of such Development activities it has performed, or caused to be performed, since the preceding report, its Development activities in process and the future activities it expects to initiate during the following twelve (12)-month period. Each such report shall contain sufficient detail to enable AstraZeneca to assess Licensee’s compliance with its obligations set forth in Section 3.3.1 including: (i) Licensee’s, or its Affiliates’ or its or their Sublicensees’ activities with respect to achieving Regulatory Approvals of Licensed Products in the Territory and (ii) clinical study results and results of other Development activities.

3.4                               Regulatory Activities.

3.4.1                     Regulatory Approvals. Subject to the Retained Rights, except as otherwise set forth in this Section 3.4., Licensee shall have the sole right to prepare, obtain and maintain Drug Approval Applications (including the setting of the overall regulatory strategy therefor), other Regulatory Approvals and other submissions (including INDs) and to conduct communications with the Regulatory Authorities, for Licensed Products in the Field in the Territory in its name.

3.4.2                     Recalls, Suspensions or Withdrawals. Licensee shall notify AstraZeneca promptly (but in no event later than [* * *]) following its determination that any event, incident or circumstance has occurred that may result in the need for a recall, market suspension or market withdrawal of a Licensed Product in

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

the Field in the Territory and shall include in such notice the reasoning behind such determination and any supporting facts. As between the Parties, Licensee shall have the right to make the final determination whether to voluntarily implement any such recall, market suspension or market withdrawal in the Field in the Territory; provided that prior to any implementation of such a recall, market suspension or market withdrawal, Licensee shall consult with AstraZeneca and shall consider AstraZeneca’s comments in good faith. If a recall, market suspension or market withdrawal is mandated by a Regulatory Authority in the Territory, as between the Parties, Licensee shall initiate such a recall, market suspension or market withdrawal in compliance with Applicable Law. For all recalls, market suspensions or market withdrawals undertaken pursuant to this Section 3.4.2, as between the Parties, Licensee shall be solely responsible for the execution thereof. Subject to Article 8, Licensee shall be responsible for all costs of any such recall, market suspension or market withdrawal, except in the event and to the extent that a recall, market suspension or market withdrawal resulted from AstraZeneca’s or its Affiliate’s breach of its obligations hereunder or from such AstraZeneca’s or its Affiliate’s fraud, gross negligence or wilful misconduct, in which case, AstraZeneca shall bear the expense of such recall, market suspension or market withdrawal.

3.4.3                     Global Safety Database. Licensee shall establish, hold and maintain (at Licensee’s sole cost and expense) the global safety database for Licensed Products.

3.5                               Commercialization.

3.5.1                     Diligence. As between the Parties, Licensee shall be solely responsible for Commercialization of the Licensed Products in the Field throughout the Territory at Licensee’s own cost and expense. Licensee shall use Commercially Reasonable Efforts to Commercialize the Licensed Products throughout the Territory.

3.5.2                     Commercialization Costs; Booking of Sales; Distribution. Except as otherwise provided in this Agreement, Licensee shall be responsible for all of its costs and expenses in connection with the Commercialization of the Licensed Products in the Field in the Territory. Licensee shall invoice and book sales, establish all terms of sale (including pricing and discounts) and warehouse and distribute the Licensed Products in the Field in the Territory and perform or cause to be performed all related services. Licensee shall handle all returns, recalls or withdrawals, order processing, invoicing, collection, distribution and inventory management with respect to the Licensed Products in the Territory.

3.5.3                     Commercialization Records. Licensee shall maintain complete and accurate books and records pertaining to Commercialization of Licensed Products hereunder, in sufficient detail to verify compliance with its obligations under this Agreement and which shall be in compliance with Applicable Law and properly reflect all work done and results achieved in the performance of its Commercialization activities. Such records shall be retained by Licensee for at least [* * *] years after the expiration or termination of this Agreement in its entirety or for such longer period as may be required by Applicable Law.

3.5.4                     Commercialization Reports. Without limiting Section 3.3.4, within [* * *] days following the end of each Calendar Quarter, commencing upon the First Commercial Sale of a Licensed Product and thereafter, Licensee shall provide to AstraZeneca with detailed written reports of such Commercialization activities it has performed, or caused to be performed, since the preceding report and the future activities it expects to initiate during the following twelve (12)-month period. Each such report shall contain sufficient detail to enable AstraZeneca to assess Licensee’s compliance with its obligations set forth in Sections 3.5.1 and 3.5.2, including, including in each case: (i) sales force size and allocation; (ii) the number and position of

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

details in the applicable period; (iii) the nature of promotional activities and Licensed Product sampling activities; (iv) market and sales promotional programs; (v) the conduct of advertising, public relations and other promotional programs, including professional symposia and speaker and peer-to-peer activity programs used in the Commercialization of such Licensed Product; and (vi) Net Sales for such Licensed Product in the Territory.

3.6                               Statements and Compliance with Applicable Law. Licensee shall and shall cause its Affiliates to, comply with all Applicable Law with respect to the Exploitation of Licensed Products. Licensee shall avoid and shall use commercially reasonable efforts to cause its Affiliates and its and their Sublicensees employees, representatives, agents, and distributors to avoid, taking or failing to take, any actions that Licensee knows or reasonably should know would jeopardize the goodwill or reputation of AstraZeneca or the Licensed Products or any Trademark associated therewith.

3.7                               Supply of Licensed Compounds.

3.7.1                     AstraZeneca shall provide to Licensee upon written request such quantities of Licensed Compounds as it holds in its inventory. For clarity, AstraZeneca shall be under no obligation to Manufacture, or have Manufactured, Licensed Compounds. LICENSEE AGREES THAT ALL SUCH LICENSED COMPOUNDS ARE PROVIDED “AS IS” AND WITHOUT ANY WARRANTIES, EXPRESS OR IMPLIED.

3.7.2                     As between the Parties, once AstraZeneca’s inventory of Licensed Compounds has been exhausted, for the supply of all further quantities of Licensed Compounds, Licensee shall have the sole responsibility for procuring and shall at its own expense Manufacture (or having Manufactured) and shall supply the Licensed Compounds and Licensed Products for its Development and Commercialization activities in the Territory.

3.8                               Subcontracting. Subject to Section 2.2, Licensee may subcontract with a Third Party to perform any or all of its obligations hereunder (including by appointing one or more distributors); provided that (i) no such permitted subcontracting shall relieve Licensee of obligation hereunder (except to the extent satisfactorily performed by such subcontractor) or any liability and Licensee shall be and remain fully responsible and liable therefor and (ii) the agreement pursuant to which Licensee engages any Third Party subcontractor must (a) be consistent in all material respects with this Agreement, (b) contain terms obligating such subcontractor to comply with the confidentiality, intellectual property and all other relevant provisions of this Agreement and (c) contain terms obligating such subcontractor to permit AstraZeneca rights of inspection, access and audit substantially similar to those provided to AstraZeneca in this Agreement. Licensee shall ensure that each subcontractor accepts and complies with all of the applicable terms and conditions of this Agreement as if such permitted subcontractor were a Party to this Agreement. Licensee hereby waives any requirement that AstraZeneca exhaust any right, power or remedy, or proceed against any subcontractor for any obligation or performance under this Agreement prior to proceeding directly against Licensee.

Article 4
PAYMENTS AND RECORDS

4.1                               Upfront Payment. In partial consideration of the rights granted by AstraZeneca to Licensee hereunder, Licensee shall within thirty (30) days of the Effective Date make a non-refundable, non-creditable payment to AstraZeneca of five million US Dollars (USD$5,000,000).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

4.2                               Equity

4.2.1                     In the event that Licensee closes the Financing during the Financing Period, Licensee shall issue, as fully paid up, to AstraZeneca ten million US Dollars (USD$10,000,000) worth of its Common Shares of no par value per share (“Common Shares”) valued at the price per share paid by the investors in the Financing (“Licence Shares”), regardless of whether AstraZeneca also participated in the Financing as noted above. It is agreed that the consideration payable by AstraZeneca to the Licensee for the issue of the Licence Shares is the grant by AstraZeneca to the Licensee as made in accordance with Section 2.1 (“Allotment Consideration”); which Allotment Consideration represents the full consideration payable by AstraZeneca to the Licensee for the issue of the Licence Shares. Accordingly the Licence Shares are issued to AstraZeneca as fully paid up (and non-assessable) and no further amounts can be demanded or otherwise claimed by the Licensee in respect of the Licence Shares. AstraZeneca would then become a party to Licensee’s 2016 Shareholders’ Agreement dated as of July 7, 2016, as amended (“Shareholders’ Agreement”). The purchase terms and joinder terms of the Shareholders’ Agreement of the Common Shares would include, in favour of AstraZeneca (and in respect of the Licensee), the right to appoint a Board observer, the right to such information as may be shared with one or more other shareholders, the right to purchase additional Common Shares and all other rights granted under the Financing agreements with respect to the Common Shares (“Applicable AZ Rights”). The Licensee shall procure that its memorandum and articles of association (“Articles”) are amended, in a form being acceptable to AstraZeneca, so as to include therein (for so long as AstraZeneca is a shareholder in the Licensee) the Applicable AZ Rights and the (below referred) AZ Conversion Rights. In the event that any person (whether an existing shareholder or not) is offered the right to acquire preferred shares of the Licensee (or any class of shares of the Licensee other than Common Shares) or the right to convert Common Shares to preferred shares of the Licensee (or any class of shares of the Licensee other than Common Shares), AstraZeneca shall (in each such case) have the same right (collectively the “AZ Conversion Rights”). For clarity, any such conversion shall be conducted on the basis that one Common Share shall convert to one preferred share (or one share of such other class of shares that is not a Common Share). In the event the terms of the Financing include (or are later amended to impose) any pay-to-play provision on the holders of Common Shares with respect to future financings, then solely for the purpose of determining AstraZeneca’s “pro rata portion” of Common Shares for such pay-to-play provision, such pro rata portion shall not include the Licence Shares. The License Shares shall vest (and be issued to AstraZeneca as fully paid) as follows! (i) 50% vests, and shall be issued by the Licensee to AstraZeneca as fully paid, upon close of the Financing and (ii) the remaining 50% vests, and shall be issued by the Licensee to AstraZeneca as fully paid, (at the same price per share as the initial 50% of shares referenced in (i) above) upon the earlier of any of the following: (a) initiation of a Phase 2b Study or equivalent clinical trial with Licensed Product; or (b) any liquidity event for the Licensee which shall include, without limitation, an initial public offering of the Licensee or one of its Affiliates, any change of control of the Licensee or one of its Affiliates or any assignment of the Licensee’s rights and obligations in and to this Agreement.

4.2.2                     In addition to the rights granted in Section 4.2.1, AstraZeneca shall have the right, but not the obligation, to participate in the Financing, as an investor, by acquiring up to eight percent (8%) of such financing on a fully-diluted basis.

4.2.3                     The Licensee agrees that it shall not, without the prior written consent of AstraZeneca, redeem or otherwise acquire (whether pursuant to Section 176 of the BVI Business Companies Act 2004 as amended, or otherwise) the Licence Shares, or any other shares, held by AstraZeneca in the capital of the Licensee.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

4.3                               Milestones.

4.3.1                     Regulatory Milestones.

(i)                                     [* * *]. In partial consideration of the rights granted by AstraZeneca to Licensee hereunder, the following amounts shall accrue to AstraZeneca from Licensee after the achievement of each of the following milestone events with respect to a Licensed Product in [* * *], which shall be non-refundable, non-creditable and fully earned upon the achievement of the applicable milestone event:

1.                                      within [* * *] days of [* * *], [* * *] US Dollars (USD$[* * *]);

2.                                      within [* * *] days of [* * *], [* * *] US Dollars (USD$[* * *]); and

3.                                      within [* * *] days of [* * *], [* * *] US Dollars (USD$[* * *]).

Each milestone in this Section 4.3.1 shall be accrued on a Licensed Product-by-Licensed Product basis based on the first achievement of such milestone for the applicable Licensed Product, and shall be paid after the first commercial booking for the Licensed Product.

(ii)                                  [* * *]. In partial consideration of the rights granted by AstraZeneca to Licensee hereunder, the following payments amounts shall accrue to AstraZeneca from Licensee after the achievement of each of the following milestone events with respect to a Licensed Product in [* * *], which shall be non-refundable, non-creditable and fully earned upon the achievement of the applicable milestone event:

1.                                      within [* * *] days of [* * *], [* * *] US Dollars (USD$[* * *]);

2.                                      within [* * *] days of [* * *], [* * *] US Dollars (USD$[* * *]); and

3.                                      within [* * *] days of [* * *], [* * *] US Dollars (USD$[* * *]).

Each milestone in this Section 4.3.2 shall be accrued on a Licensed Product-by-Licensed Product basis based on the first achievement of such milestone for the applicable Licensed Product, and shall be paid after the first commercial booking for the Licensed Product.

4.3.2                     Commercial Milestones. In partial consideration of the rights granted by AstraZeneca to Licensee hereunder, Licensee shall pay to AstraZeneca the following payments, which shall be non-refundable, non-creditable and fully earned upon the first achievement of the applicable milestone event:

(i)                                     in the event that the aggregate of all Net Sales of all Licensed Product(s) made by Licensee or any of its Affiliates or its or their Sublicensees in a given Calendar Year exceeds [* * *] US Dollars (USD$[* * *]) for such Calendar Year, Licensee shall pay to AstraZeneca a one-time fee of [* * *] US Dollars (USD$[* * *]);

(ii)                                  in the event that the aggregate of all Net Sales of all Licensed Product(s) made by Licensee or any of its Affiliates or its or their Sublicensees in a given Calendar Year exceeds [* * *] US Dollars (USD$[* * *]) for such Calendar Year, Licensee shall pay to AstraZeneca a one-time fee of [* * *] Dollars (USD$[* * *]); and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

(iii)                               in the event that the aggregate of all Net Sales of all Licensed Product(s) made by Licensee or any of its Affiliates or its or their Sublicensees in a given Calendar Year exceeds [* * *] US Dollars (USD$[* * *]) for such Calendar Year, Licensee shall pay to AstraZeneca a one-time fee of [* * *] US Dollars (USD$[* * *]).

In the event that in a given Calendar Year more than one (1) of the foregoing thresholds set forth in clauses (i) through (iii) of this Section 4.3.2. is exceeded, Licensee shall pay to AstraZeneca a separate milestone payment with respect to each such threshold that is exceeded in such Calendar Year. Each such milestone payment shall be due within [* * *] days of the date the milestone was achieved. Each milestone payment in this Section 4.3.2 shall be payable only upon the first achievement of such milestone in a given Calendar Year and no amounts shall be due for subsequent or repeated achievements of such milestone in subsequent Calendar Years.

4.3.3                     Determination that Milestones Have Occurred. Licensee shall notify AstraZeneca promptly of the achievement of each of the events identified as a milestone in Section 4.3.1 or Section 4.3.2. In the event that, notwithstanding the fact that Licensee has not provided AstraZeneca such a notice, AstraZeneca believes that any such milestone has been achieved, it shall so notify Licensee in writing and the Parties shall promptly meet and discuss in good faith whether such milestone has been achieved. Any dispute under this Section 4.3.3 regarding whether or not such a milestone has been achieved shall be subject to resolution in accordance with Section 10.5.

4.4                               Royalties.

4.4.1                     Royalty Rates. As further consideration for the rights granted to Licensee hereunder, commencing upon the First Commercial Sale of a Licensed Product in the Territory, Licensee shall pay to AstraZeneca a royalty on Net Sales with respect to each Licensed Product in each country in the Territory on a Licensed Product-by-Licensed Product and country-by-country basis during each Calendar Year at the following rates:

(i)                                     for that portion of Net Sales of Licensed Products in the Territory during a Calendar Year less than or equal to [* * *] US Dollars (USD$[* * *]), a royalty rate of [* * *] percent ([* * *]%);

(ii)                                  for that portion of Net Sales of Licensed Products in the Territory during a Calendar Year greater than [* * *] US Dollars (USD$[* * *]) but less than or equal to [* * *] US Dollars (USD$[* * *]), a royalty rate of [* * *] percent ([* * *]%); and

(iii)                               for that portion of Net Sales of Licensed Products in the Territory during a Calendar Year greater than [* * *] US Dollars (USD$[* * *]), a royalty rate of [* * *] percent ([* * *]%).

4.4.2                     Royalty Term. Licensee shall have no obligation to pay any royalty with respect to Net Sales of any Licensed Product in any country after the Royalty Term for such Licensed Product in such country has expired. Upon termination of the Royalty Term with respect to a Licensed Product in any country, the license grants to Licensee in Section 2.1, as applicable, with respect to such Licensed Product shall convert to non-exclusive and shall become fully paid-up with respect to such country.

4.4.3                     Reductions. In the event that:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

(i)                                     during the Royalty Term for a Licensed Product in a country in the Territory, the [* * *] has [* * *] for such Licensed Product in such country and the [* * *] such Licensed Product [* * *] in such country or the country in which such Licensed Product is Manufactured [* * *], then, commencing upon [* * *] and [* * *] for such Licensed Product in such country thereafter, the royalty rates set forth in Section 4.4.1 with respect to such country, each shall be reduced [* * *]; and

(ii)                                  Licensee enters into an agreement with a Third Party in order to obtain a license to a Third Party Patent Right with respect to a Licensed Product pursuant to Section 4.6 that is necessary to Exploit such Licensed Product in the Field in a country in the Territory, Licensee shall be entitled to deduct from royalties payable hereunder in a given Calendar Year with respect to such Licensed Product in such country [* * *] of royalties paid to such Third Party in such Calendar Year under such agreement, solely to the extent that such royalties are (a) [* * *] and (b) [* * *].

4.4.4                     Maximum Amount of Royalty Reduction. In no event shall the amounts payable to AstraZeneca under Section 4.4 be reduced by operation of Section 4.4.3 by more than [* * *]. No unused reduction may be carried over into any subsequent Calendar Year. For clarity, to the extent the adjustments in Section 4.4 or this 4.4.4 cover periods in which payments are due based on more than one royalty rate described in Section 4.4.1, the Net Sales to which such adjustments apply shall be [* * *].

4.5                               Royalty Payments and Reports. Licensee shall calculate all amounts payable to AstraZeneca pursuant to Section 4.4 at the end of each Calendar Quarter, which amounts shall be converted to Dollars, in accordance with Section 4.6. Licensee shall pay to AstraZeneca the royalty amounts due with respect to a given Calendar Quarter within [* * *] days after the end of such Calendar Quarter. Each payment of royalties due to AstraZeneca shall be accompanied by a statement specifying the amount of Invoiced Sales, Net Sales and deductions taken to arrive at Net Sales attributable to each Licensed Product in each country the Territory during the applicable Calendar Quarter (including such amounts expressed in local currency and as converted to Dollars) and a calculation of the amount of royalty payment due on such Net Sales for such Calendar Quarter. Without limiting the generality of the foregoing, Licensee shall require its Affiliates and Sublicensees to account for their Net Sales and to provide such reports with respect thereto, as if such sales were made by Licensee.

4.6                               Mode of Payment; Offsets. All payments to AstraZeneca under this Agreement shall be made by deposit of Dollars in the requisite amount to such bank account as AstraZeneca may from time to time designate by notice to Licensee. For the purpose of calculating any sums due under, or otherwise reimbursable pursuant to, this Agreement (including the calculation of Net Sales expressed in currencies other than Dollars), Licensee shall convert any amount expressed in a foreign currency into Dollar equivalents using its, its Affiliate’s or Sublicensee’s, as applicable, standard conversion methodology consistent with GAAP.

4.7                               Sublicence Revenue. In the event Licensee sublicenses a Licensed Product to a Third Party (other than AstraZeneca) any time prior to delivery of the Top Line Data from the first Phase 2b Study, then Licensee shall pay AstraZeneca [* * *] of all upfront, pre-clinical and clinical development and regulatory and commercial approval milestones Licensee receives from such Sublicensee under such sublicence together with all milestones and royalties outlined above. In the event Licensee sublicenses a Licensed Product to a Third Party (other than AstraZeneca) any time after delivery of the Top Line Data from the first Phase 2b Study, then Licensee shall pay AstraZeneca [* * *] of all upfront, pre-clinical and clinical development and regulatory and commercial approval milestones Licensee receives from such Sublicensee under such sublicence together with all milestones and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

royalties outlined above. For clarity, the duty to make such percentage payments on Sublicensee revenue set forth in this Section 4.7 shall apply except in the event that the application of such payments would be to increase a payment already payable to AstraZeneca pursuant to Section 4.3 or Section 4.4. For illustration purposes only, if a Sublicensee pays Licensee [* * *] US Dollars (USD$[* * *]) for [* * *], the Licensee shall only be obliged to pay AstraZeneca [* * *] US dollars (USD$[* * *]) for such event (as opposed to [* * *] US Dollars (USD$[* * *]) comprising [* * *] US Dollars (USD$[* * *]) (pursuant to Section 4.3) plus [* * *] US Dollars (USD$[* * *]) being [* * *] of [* * *] US Dollars (USD$[* * *]) (pursuant to this Section 4.7)).

4.8                               Taxes.

4.8.1                     General. The milestones and royalties payable by Licensee to AstraZeneca pursuant to this Agreement (each, a “Payment”) shall be paid free and clear of any and all taxes (which, for clarity, shall be the responsibility of Licensee), except for any withholding taxes required by Applicable Law. Except as provided in this Section 4.8, AstraZeneca shall be solely responsible for paying any and all taxes (other than withholding taxes required by Applicable Law to be deducted from Payments and remitted by Licensee) levied on account of, or measured in whole or in part by reference to, any Payments it receives. Licensee shall deduct or withhold from the Payments any taxes that it is required by Applicable Law to deduct or withhold. Notwithstanding the foregoing, if AstraZeneca is entitled under any applicable tax treaty to a reduction of rate of, or the elimination of, applicable withholding tax, it may deliver to Licensee or the appropriate governmental authority (with the assistance of Licensee to the extent that this is reasonably required and is requested in writing) the prescribed forms necessary to reduce the applicable rate of withholding or to relieve Licensee of its obligation to withhold such tax and Licensee shall apply the reduced rate of withholding or dispense with withholding, as the case may be; provided that Licensee has received evidence of AstraZeneca’s delivery of all applicable forms (and, if necessary, its receipt of appropriate governmental authorization) at least [* * *] days prior to the time that the Payments are due. If, in accordance with the foregoing, Licensee withholds any amount, it shall pay to AstraZeneca the balance when due, make timely payment to the proper taxing authority of the withheld amount and send to AstraZeneca proof of such payment within [* * *] days following such payment.

4.8.2                     Value Added Tax. Notwithstanding anything contained in Section 4.8.1, this Section 4.8.2 shall apply with respect to value added tax (“VAT”). All Payments are exclusive of VAT. If any VAT is chargeable in respect of any Payments, Licensee shall pay VAT at the applicable rate in respect of any such Payments following the receipt of a VAT invoice in the appropriate form issued by AstraZeneca in respect of those Payments, such VAT to be payable on the later of the due date of the payment of the Payments to which such VAT relates and [* * *] days after the receipt by Licensee of the applicable invoice relating to that VAT payment.

4.9                               Interest on Late Payments. If any payment due to either Party under this Agreement is not paid when due, then such paying Party shall pay interest thereon (before and after any judgment) at an annual rate (but with interest accruing on a daily basis) of [* * *], such interest to run from the date on which payment of such sum became due until payment thereof in full together with such interest.

4.10                        Financial Records. Licensee shall and shall cause its Affiliates and its and their Sublicensees to, keep complete and accurate financial books and records pertaining to the Commercialization of Licensed Products hereunder, including books and records of Invoiced Sales and Net Sales of Licensed Products, in sufficient detail to calculate and verify all amounts payable hereunder. Licensee shall and shall cause its Affiliates and its and their Sublicensees to, retain such books and records until the later of (i) [* * *] years after the end of the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

period to which such books and records pertain, (ii) the expiration of the applicable tax statute of limitations (or any extensions thereof) and (iii) for such period as may be required by Applicable Law.

4.11                        Audit. At the request of AstraZeneca, Licensee shall and shall cause its Affiliates and its and their Sublicensees to, permit AstraZeneca or an independent auditor designated by AstraZeneca and reasonably acceptable to Licensee, at reasonable times and upon reasonable notice, to audit the books and records maintained pursuant to Section 4.10 to ensure the accuracy of all reports and payments made hereunder. Except as provided below, the cost of this audit shall be borne by AstraZeneca, unless the audit reveals, with respect to a period, a variance of more than [* * *] from the reported amounts for such period, in which case Licensee shall bear the cost of the audit. Unless disputed pursuant to Section 4.12 below, if such audit concludes that (i) additional amounts were owed by Licensee, Licensee shall pay the additional amounts, with interest from the date originally due as provided in Section 4.9 or (ii) excess payments were made by Licensee, AstraZeneca shall reimburse such excess payments, in either case ((i) or (ii)), within [* * *] days after the date on which such audit is completed by Astra2eneca.

4.12                        Audit Dispute. In the event of a dispute with respect to any audit under Section 4.11, AstraZeneca and Licensee shall work in good faith to resolve the disagreement. If the Parties are unable to reach a mutually acceptable resolution of any such dispute within [* * *] days, the dispute shall be submitted for resolution to a certified public accounting firm jointly selected by each Party’s certified public accountants or to such other Person as the Parties shall mutually agree (the “Auditor”). The decision of the Auditor shall be final and the costs of such arbitration as well as the initial audit shall be borne between the Parties in such manner as the Auditor shall determine. Not later than [* * *] days after such decision and in accordance with such decision, Licensee shall pay the additional amounts, with interest from the date originally due as provided in Section 4.9 or AstraZeneca shall reimburse the excess payments, as applicable.

Article 5
INTELLECTUAL PROPERTY

5.1                               Ownership of Intellectual Property.

5.1.1                     Ownership of Technology. Subject to Section 5.1.2, as between the Parties, each Party shall own all right, title and interest in and to any and all Information, Improvements and other inventions that are conceived, discovered, developed or otherwise made by or on behalf of such Party or its Affiliates or its or their (sub)licensees (or Sublicensee(s)), as applicable, under or in connection with this Agreement, whether or not patented or patentable and any and all Patents and other intellectual property rights with respect thereto .

5.1.2                     United States Law. The determination of whether Information, Improvements and other inventions are conceived, discovered, developed or otherwise made by a Party for the purpose of allocating proprietary rights (including Patent, copyright or other intellectual property rights) therein, shall, for purposes of this Agreement, be made in accordance with Applicable Law in the United States as such law exists as of the Effective Date irrespective of where such conception, discovery, development or making occurs.

5.1.3                     Assignment Obligation. Each Party shall cause all Persons who perform activities for such Party under this Agreement or who conceive, discover, develop or otherwise make any Information, Improvement or other inventions by or on behalf of either Party or its Affiliates or its or their (sub)licensees (or Sublicensees) under or in connection with this Agreement to be under an obligation to assign (or, if such Party is unable to cause such Person to agree to such assignment obligation despite such Party’s using commercially reasonable efforts to negotiate such assignment obligation, then to grant an exclusive license under)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

their rights in any Information, Improvement and inventions resulting therefrom to such Party, except where Applicable Law requires otherwise and except in the case of governmental, not-for-profit and public institutions that have standard policies against such an assignment (in which case, a suitable license or right to obtain such a license, shall be obtained).

5.2                               Maintenance and Prosecution of Patents.

5.2.1                     In General. As between the Parties, (1) Licensee shall through counsel of its choice, prepare, file, prosecute and maintain the AstraZeneca Patents, including any related interference, re-issuance, re-examination and opposition proceedings with respect thereto, in the Territory, in each case, the cost and expense of which shall be borne by the Licensee. For purposes of this Section 5.2, the Party prosecuting, maintaining or undertaking other related activities pursuant to the foregoing sentence with respect to a Patent shall be the “Prosecuting Party.” The Prosecuting Party shall periodically inform the other Party of all material steps with regard to the preparation, filing, prosecution and maintenance of the AstraZeneca Patents, in the Territory, including by providing the non-Prosecuting Party with a copy of material communications to and from any patent authority in the Territory regarding such Patents and by providing the non-Prosecuting Party drafts of any material filings or responses to be made to such patent authorities in the Territory sufficiently in advance of submitting such filings or responses so as to allow for a reasonable opportunity for the non-Prosecuting Party to review and comment thereon. The Prosecuting Party shall consider in good faith the requests and suggestions of the non-Prosecuting Party with respect to such drafts and with respect to strategies for filing and prosecuting such Patents in the Territory and furthermore shall incorporate such requests and suggestions subject to the Prosecuting Party’s consent, such consent not to be unreasonably withheld, delayed or conditioned. If, as between the Parties, the Prosecuting Party decides not to prepare, file, prosecute or maintain an AstraZeneca Patent in a country in the Territory, the Prosecuting Party shall provide reasonable prior written notice to the non-Prosecuting Party of such intention, the non-Prosecuting Party shall thereupon have the right, in its sole discretion, to assume the control and direction of the preparation, filing, prosecution and maintenance of such AstraZeneca Patent at its sole cost and expense in such country, whereupon the non-Prosecuting Party shall be deemed the Prosecuting Party with respect to such Patent.

5.2.2                     Cooperation. The non-Prosecuting Party shall, and shall cause its Affiliates to, assist and cooperate with the Prosecuting Party, as the Prosecuting Party may reasonably request from time to time, in the preparation, filing, prosecution and maintenance of the AstraZeneca Patents in the Territory under this Agreement, including that the non-Prosecuting Party shall, and shall ensure that its Affiliates, (i) offer its comments, if any, promptly, (ii) provide access to relevant documents and other evidence and make its employees available at reasonable business hours; provided, however, that neither Party shall be required to provide legally privileged information with respect to such intellectual property unless and until procedures reasonably acceptable to such Party are in place to protect such privilege); and provided, further, that the Prosecuting Party shall reimburse the non-Prosecuting Party for its reasonable and verifiable costs and expenses incurred in connection therewith.

5.2.3                     Patent Term Extension and Supplementary Protection Certificate. The Parties will jointly discuss any decisions regarding and AstraZeneca shall have the right to apply for, patent term extensions, in the Territory including in the United States with respect to extensions pursuant to 35 U.S.C. §156 et. seq. and in other jurisdictions pursuant to supplementary protection certificates, and in all jurisdictions with respect to any other extensions that are now or become available in the future, wherever applicable, for the AstraZeneca Patents and with respect to the Licensed Compounds and the Licensed Products, in each case including whether or not to do so. Licensee shall provide prompt and reasonable assistance, as requested by AstraZeneca, including by

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

taking such action as patent holder as is required under any Applicable Law to obtain such extension or supplementary protection certificate.

5.2.4                     Common Ownership. Notwithstanding anything to the contrary in this Article 5, neither Party shall have the right to make an election under 35 U.S.C. 102(c) when exercising its rights under this Article 5 without the prior written consent of the other Party. With respect to any such permitted election, the Parties shall coordinate their activities with respect to any submissions, filings or other activities in support thereof.

5.2.5                     Patent Listings. Licensee shall have the right and responsibility to make all filings with Regulatory Authorities in the Territory with respect to the AstraZeneca Patents, including as required or allowed (i) in the United States, in the FDA’s Orange Book and (ii) in the European Union, under the national implementations of Article 10.1(a)(iii) of Directive 2001/EC/83 or other international equivalents; provided that Licensee shall consult with AstraZeneca to determine the course of action with respect to such filings.

5.3                               Enforcement of Patents.

5.3.1                     Notice. Each Party shall promptly notify the other Party in writing of (i) any alleged or threatened infringement of the AstraZeneca Patents in any jurisdiction in the Territory or (ii) any certification filed under the Hatch-Waxman Act claiming that any AstraZeneca Patents are invalid or unenforceable or claiming that any AstraZeneca Patents would not be infringed by the making, use, offer for sale, sale or import of a product for which an application under the Hatch-Waxman Act is filed or any equivalent or similar certification or notice in any other jurisdiction , in each case ((i) and (ii)) of which such Party becomes aware (an “Infringement”).

5.3.2                     Enforcement of Patents. As between the Parties, (i) Licensee shall have the first right, but not the obligation, to prosecute any Infringement with respect to the AstraZeneca Patents, including as a defence or counterclaim in connection with any Third Party Infringement Claim, at Licensee’s sole cost and expense, using counsel of Licensee’s choice. If Licensee declines to prosecute any Infringement with respect to the AstraZeneca Patent, AstraZeneca may prosecute such infringement at its own cost and expense. For purposes of this Section 5.3, the Party prosecuting any Infringement pursuant to the foregoing sentences with respect to a Patent shall be the “Enforcing Party.” In the event AstraZeneca prosecutes any such Infringement in the Field in the Territory, Licensee shall have the right to join as a party to such claim, suit or proceeding and participate with its own counsel at its sole cost and expense; provided that AstraZeneca shall retain control of the prosecution of such claim, suit or proceeding, including the response to any defence or defence of any counterclaim raised in connection therewith. In the event Licensee prosecutes any such Infringement in the Field in the Territory, AstraZeneca shall have the right to join as a party to such claim, suit or proceeding and participate with its own counsel at its sole cost and expense; provided that Licensee shall retain control of the prosecution of such claim, suit or proceeding, including the response to any defence or defence of any counterclaim raised in connection therewith.

5.3.3                     Cooperation. The Parties agree to cooperate fully in any Infringement action pursuant to this Section 5.3, including by making the inventors, applicable records and documents (including laboratory notebooks) with respect to the relevant Patents available to the Enforcing Party on the Enforcing Party’s request. With respect to an action controlled by the applicable Enforcing Party, the other Party shall, and shall cause its Affiliates to, assist and cooperate with the Enforcing Party, as the Enforcing Party may reasonably request from time to time, in connection with its activities set forth in this Section, including where necessary, furnishing a power of attorney solely for such purpose or joining in, or being named as a necessary party to, such action, providing access to relevant documents and other evidence and making its employees available at reasonable business hours;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

provided that the Enforcing Party shall reimburse such other Party for its reasonable and verifiable costs and expenses incurred in connection therewith. Unless otherwise set forth herein, the Enforcing Party shall have the right to settle such claim; provided that neither Party shall have the right to settle any Infringement litigation under this Section 5.3 in a manner that has a material adverse effect on the rights or interest of the other Party or in a manner that imposes any costs or liability on or involves any admission by, the other Party, without the express written consent of such other Party (which consent shall not be unreasonably withheld, conditioned or delayed). In connection with any activities with respect to an Infringement action prosecuted by the applicable Enforcing Party pursuant to this Section 5.3 involving Patents Controlled by or licensed under Article 2 to the other Party, the Enforcing Party shall (i) consult with the other Party as to the strategy for the prosecution of such claim, suit or proceeding, (ii) consider in good faith any comments from the other Party with respect thereto and (iii) keep the other Party reasonably informed of any material steps taken and provide copies of all material documents filed, in connection with such action.

5.3.4                     Recovery. Except as otherwise agreed by the Parties in connection with a cost sharing arrangement, any recovery realized as a result of such litigation described above in this Section 5.3 (whether by way of settlement or otherwise) shall be first, allocated to reimburse the Parties for their costs and expenses in making such recovery (which amounts shall be allocated pro rata if insufficient to cover the totality of such expenses). Any remainder after such reimbursement is made shall be retained by the Enforcing Party; provided, however, that to the extent that any award or settlement (whether by judgment or otherwise) with respect to an AstraZeneca Patent, is attributable to loss of sales or profits with respect to a Licensed Product, the Parties shall negotiate in good faith an appropriate allocation of such remainder to reflect the economic interests of the Parties under this Agreement with respect to such Licensed Product.

5.4                               Infringement Claims by Third Parties. If the Exploitation of a Licensed Product in the Territory pursuant to this Agreement results in, or is reasonably expected to result in, any claim, suit or proceeding by a Third Party alleging infringement by Licensee or any of its Affiliates or its or their Sublicensees, (a “Third Party Infringement Claim”), including any defence or counterclaim in connection with an Infringement action initiated pursuant to Section 5.3, the Party first becoming aware of such alleged infringement shall promptly notify the other Party thereof in writing. As between the Parties, Licensee shall be responsible for defending any such claim, suit or proceeding at its sole cost and expense, using counsel of Licensee’s choice. AstraZeneca may participate in any such claim, suit or proceeding with counsel of its choice at its sole cost and expense; provided that Licensee shall retain the right to control such claim, suit or proceeding. AstraZeneca shall, and shall cause its Affiliates to, assist and cooperate with Licensee, as Licensee may reasonably request from time to time, in connection with its activities set forth in this Section, including where necessary, furnishing a power of attorney solely for such purpose or joining in, or being named as a necessary party to, such action, providing access to relevant documents and other evidence and making its employees available at reasonable business hours; provided that Licensee shall reimburse AstraZeneca for its reasonable and verifiable costs and expenses incurred in connection therewith. Licensee shall keep AstraZeneca reasonably informed of all material developments in connection with any such claim, suit or proceeding. Licensee agrees to provide AstraZeneca with copies of all material pleadings filed in such action and to allow AstraZeneca reasonable opportunity to participate in the defence of the claims. Any damages, or awards, including royalties incurred or awarded in connection with any Third Party Infringement Claim defended under this Section 5.4 shall be borne by Licensee.

5.5                               Invalidity or Unenforceability Defences or Actions. Each Party shall promptly notify the other Party in writing of any alleged or threatened assertion of invalidity or unenforceability of any of the AstraZeneca Patents by a Third Party and of which such Party becomes aware. As between the Parties, (i) Licensee

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

shall have the first right, but not the obligation, to defend and control the defence of the validity and enforceability of the AstraZeneca Patents at its sole cost. If Licensee declines to defend any such invalidity claim with respect to the AstraZeneca Patent, AstraZeneca may defend such invalidity claim at its own cost and expense. For purposes of this Section 5.5, the Party defending any action pursuant to the foregoing sentence with respect to a Patent shall be the “Controlling Party.” If the Controlling Party or its designee elects not to defend or control the defence of the applicable Patents in a suit brought in the Territory or otherwise fails to initiate and maintain the defence of any such claim, suit or proceeding, then subject to any rights of Third Parties under any applicable Third Party agreements existing as of the Effective Date, the non-Controlling Party may conduct and control the defence of any such claim, suit or proceeding at its sole cost and expense. The non-Controlling Party in such an action shall, and shall cause its Affiliates to, assist and cooperate with the Controlling Party, as such Controlling Party may reasonably request from time to time in connection with its activities set forth in this Section, including where necessary, furnishing a power of attorney solely for such purpose or joining in, or being named as a necessary party to, such action, providing access to relevant documents and other evidence and making its employees available at reasonable business hours; provided that the Controlling Party shall reimburse the non-Controlling Party for its reasonable and verifiable costs and expenses incurred in connection therewith. In connection with any activities with respect to a defence, claim or counterclaim relating to the AstraZeneca Patents pursuant to this Section 5.5, the Controlling Party shall (x) consult with the non-Controlling Party as to the strategy for such activities, (y) consider in good faith any comments from the non-Controlling Party and (z) keep the non-Controlling Party reasonably informed of any material steps taken and provide copies of all material documents filed, in connection with such defence, claim or counterclaim.

5.6                               Third Party Patent Rights. If in the reasonable opinion of Licensee, the Exploitation of the Licensed Compounds or Licensed Product in the Field and in the Territory by Licensee, any of its Affiliates or any of its or their Sublicensees infringes or is reasonably expected to infringe any Patent of a Third Party in any country in the Territory (such right, a “Third Party Patent Right”), then, as between the Parties, Licensee shall have the right, but not the obligation, to negotiate and obtain a license from such Third Party to such Third Party Patent Right as necessary or desirable for Licensee or its Affiliates or its or their Sublicensees to Exploit the Licensed Compounds and Licensed Products in the Field in such country; provided that (i) subject to Section 4.4.3(ii), as between the Parties, Licensee shall bear all expenses incurred in connection therewith, including any royalties, milestones or other payments incurred under any such license, (ii) any such license shall be limited to the Field in the Territory and to the extent possible, provide for the unencumbered right, but not the obligation, to transfer such license to AstraZeneca or any of its Affiliates upon termination or expiration of this Agreement with respect to the applicable country(ies) and (iii) Licensee shall obtain the written consent of AstraZeneca prior to entering into any such license (such consent not to be unreasonably withheld, delayed or conditioned).

Article 6
CONFIDENTIALITY AND NON-DISCLOSURE

6.1                               Confidentiality Obligations. At all times during the Term and for a period of [* * *] years following termination or expiration hereof in its entirety, each Party shall and shall cause its officers, directors, employees and agents to, keep confidential and not publish or otherwise disclose to a Third Party and not use, directly or indirectly, for any purpose, any Confidential Information furnished or otherwise made known to it, directly or indirectly, by the other Party, except to the extent such disclosure or use is expressly permitted by the terms of this Agreement. “Confidential Information” means any technical, business or other information provided by or on behalf of one Party to the other Party, including information relating to the terms of this Agreement (subject to Section 6.2.4, Section 6.4 and Section 7.6.9), information relating to the Licensed Compound(s) or any Licensed Product(s) (including the Regulatory Documentation), any Development or Commercialization of the Licensed

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

Compounds or any Licensed Product(s), any know-how with respect thereto developed by or on behalf of the disclosing Party or its Affiliates (including Licensee Know-How and AstraZeneca Know-How, as applicable) or the scientific, regulatory or business affairs or other activities of either Party. Notwithstanding the foregoing, the terms of this Agreement shall be deemed to be the Confidential Information of both Parties and both Parties shall be deemed to be the receiving Party and the disclosing Party with respect thereto. Notwithstanding the foregoing, the confidentiality and non-use obligations under this Section 6.1 with respect to any Confidential Information shall not include any information that:

6.1.1                     is or hereafter becomes part of the public domain by public use, publication, general knowledge or the like through no breach of this Agreement by the receiving Party;

6.1.2                     can be demonstrated by documentation or other competent proof to have been in the receiving Party’s possession prior to disclosure by the disclosing Party without any obligation of confidentiality with respect to such information;

6.1.3                     is subsequently received by the receiving Party from a Third Party who is not bound by any obligation of confidentiality with respect to such information;

6.1.4                     has been published by a Third Party or otherwise enters the public domain through no fault of the receiving Party in breach of this Agreement; or

6.1.5                     can be demonstrated by documentation or other competent evidence to have been independently developed by or for the receiving Party without reference to the disclosing Party’s Confidential Information.

Specific aspects or details of Confidential Information shall not be deemed to be within the public domain or in the possession of the receiving Party merely because the Confidential Information is embraced by more general information in the public domain or in the possession of the receiving Party. Further, any combination of Confidential Information shall not be considered in the public domain or in the possession of the receiving Party merely because individual elements of such Confidential Information are in the public domain or in the possession of the receiving Party unless the combination and its principles are in the public domain or in the possession of the receiving Party.

6.2                               Permitted Disclosures. Each Party may disclose Confidential Information to the extent that such disclosure is:

6.2.1                     made in response to a valid order of a court of competent jurisdiction or other supra-national, federal, national, regional, state, provincial and local governmental or regulatory body of competent jurisdiction or, if in the reasonable opinion of the receiving Party’s legal counsel, such disclosure is otherwise required by law, including by reason of filing with securities regulators; provided, however, that the receiving Party shall first have given notice to the disclosing Party and given the disclosing Party a reasonable opportunity to quash such order or to obtain a protective order or confidential treatment requiring that the Confidential Information and documents that are the subject of such order be held in confidence by such court or agency or, if disclosed, be used only for the purposes for which the order was issued; and provided, further, that the Confidential Information disclosed in response to such court or governmental order shall be limited to that information which is legally required to be disclosed in response to such court or governmental order;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

6.2.2                     made by or on behalf of the receiving Party to the Regulatory Authorities as required in connection with any filing, application or request for Regulatory Approval; provided, however, that reasonable measures shall be taken to assure confidential treatment of such information to the extent practicable and consistent with Applicable Law;

6.2.3                     made by or on behalf of the receiving Party to a patent authority as may be reasonably necessary or useful for purposes of obtaining or enforcing a Patent; provided, however, that reasonable measures shall be taken to assure confidential treatment of such information, to the extent such protection is available;

6.2.4                     made by or on behalf of AstraZeneca as the receiving Party, in connection with its performance or exercise of the Retained Rights; or

6.2.5                     made by or on behalf of the receiving Party to potential or actual investors or acquirers as may be necessary in connection with their evaluation of such potential or actual investment or acquisition; provided, however, that such persons shall be subject to obligations of confidentiality and non-use with respect to such Confidential Information substantially similar to the obligations of confidentiality and non-use of the receiving Party pursuant to this Article 6 (with a duration of confidentiality and non-use obligations as appropriate that is no less than [* * *] years from the date of disclosure); provided, further, that if either Party seeks to disclose the terms of this Agreement to potential investors or acquirers, the Party seeking to disclose this Agreement must obtain the other Party’s prior written consent before disclosing this Agreement (such consent not to be unreasonably withheld, delayed or conditioned).

6.3                               Use of Name. Except as expressly provided herein, neither Party shall mention or otherwise use the name, logo or Trademark of the other Party or any of its Affiliates or any of its or their (sub)licensees (or Sublicensees) (or any abbreviation or adaptation thereof) in any publication, press release, marketing and promotional material or other form of publicity without the prior written approval of such other Party in each instance. The restrictions imposed by this Section 6.3 shall not prohibit (i) either Party from making any disclosure identifying the other Party to the extent required in connection with its exercise of its rights or obligations under this Agreement and (ii) either Party from making any disclosure identifying the other Party that is required by Applicable Law or the rules of a stock exchange on which the securities of the disclosing Party are listed (or to which an application for listing has been submitted).

6.4                               Public Announcements. The Parties have agreed that neither Party shall issue any public announcement, press release or other public disclosure regarding this Agreement or its subject matter without the other Party’s prior written consent, except for any such disclosure that is, in the opinion of the disclosing Party’s counsel, required by Applicable Law or the rules of a stock exchange on which the securities of the disclosing Party are listed (or to which an application for listing has been submitted). In the event a Party is, in the opinion of its counsel, required by Applicable Law or the rules of a stock exchange on which its securities are listed (or to which an application for listing has been submitted) to make such a public disclosure, such Party shall submit the proposed disclosure in writing to the other Party as far in advance as reasonably practicable (and in no event less than [* * *] prior to the anticipated date of disclosure) so as to provide a reasonable opportunity to comment thereon. Neither Party shall be required to seek the permission of the other Party to repeat any information regarding the terms of this Agreement or any amendment hereto that has already been publicly disclosed by such Party or by the other Party, in accordance with this Section 6.4; provided that such information remains accurate as of such time and provided the frequency and form of such disclosure are reasonable.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

6.5                               Publications. The Parties recognize the desirability of publishing and publicly disclosing the results of and information regarding, activities under this Agreement. Accordingly, Licensee shall be free to publicly disclose the results of and information regarding, activities under this Agreement, subject to prior review by AstraZeneca of any disclosure of AstraZeneca’s Confidential Information for issues of patentability and protection of such Confidential Information, in a manner consistent with Applicable Law and industry practices, as provided in this Section 6.5. Accordingly, prior to publishing or disclosing any Confidential Information of AstraZeneca, Licensee shall provide AstraZeneca with drafts of proposed abstracts, manuscripts or summaries of presentations that cover such Confidential Information. AstraZeneca shall respond promptly through its designated representative and in any event no later than [* * *] days after receipt of such proposed publication or presentation or such shorter period as may be required by the publication or presentation. Licensee agrees to allow a reasonable period (not to exceed [* * *] days) to permit filings for patent protection and to otherwise address issues of Confidential Information or related competitive harm to the reasonable satisfaction of AstraZeneca. In addition, Licensee shall give due regard to comments furnished by AstraZeneca and such comments shall not be unreasonably rejected.

6.6                               Return of Confidential Information. Upon the effective date of the expiration or termination of this Agreement for any reason, either Party may request in writing and the non-requesting Party shall either, with respect to Confidential Information to which such non-requesting Party does not retain rights under the surviving provisions of this Agreement, at the requesting Party’s election, (i) promptly destroy all copies of such Confidential Information in the possession or control of the non-requesting Party and confirm such destruction in writing to the requesting Party or (ii) promptly deliver to the requesting Party, at the non-requesting Party’s sole cost and expense, all copies of such Confidential Information in the possession or control of the non-requesting Party. Notwithstanding the foregoing, the non-requesting Party shall be permitted to retain such Confidential Information (x) to the extent necessary or useful for purposes of performing any continuing obligations or exercising any ongoing rights hereunder and, in any event, a single copy of such Confidential Information for archival purposes and (y) any computer records or files containing such Confidential Information that have been created solely by such non-requesting Party’s automatic archiving and back-up procedures, to the extent created and retained in a manner consistent with such non-requesting Party’s standard archiving and back-up procedures, but not for any other uses or purposes. All Confidential Information shall continue to be subject to the terms of this Agreement for the period set forth in Section 6.1.

6.7                               Privileged Communications. In furtherance of this Agreement, it is expected that the Parties may, from time to time, disclose to one another privileged communications with counsel, including opinions, memoranda, letters and other written, electronic and verbal communications. Such disclosures are made with the understanding that they shall remain confidential in accordance with this Article 6, that they will not be deemed to waive any applicable attorney-client or attorney work product or other privilege and that they are made in connection with the shared community of legal interests existing between AstraZeneca and Licensee, including the community of legal interests in avoiding infringement of any valid, enforceable patents of Third Parties and maintaining the validity of the AstraZeneca Patents and Licensee Patents . In the event of any litigation (or potential litigation) with a Third Party related to this Agreement or the subject matter hereof, the Parties shall, upon either Party’s request, enter into a reasonable and customary joint defence agreement. In any event, each Party shall consult in a timely manner with the other Party before engaging in any conduct (e.g., producing information or documents) in connection with litigation or other proceedings that could conceivably implicate privileges maintained by the other Party. Notwithstanding anything contained in this Section 6.7, nothing in this Agreement shall prejudice a Party’s ability to take discovery of the other Party in disputes between them relating to the Agreement and no information otherwise admissible or discoverable by a Party shall become inadmissible or immune from discovery solely by this Section 6.7.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

Article 7
REPRESENTATIONS AND WARRANTIES

7.1                               Mutual Representations and Warranties. AstraZeneca and Licensee each represents and warrants to the other, as of the Effective Date, and covenants, that:

7.1.1                     It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority, corporate or otherwise, to execute, deliver and perform this Agreement;

7.1.2                     The execution and delivery of this Agreement and the performance by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and do not violate: (i) such Party’s charter documents, bylaws or other organizational documents; (ii) in any material respect, any agreement, instrument or contractual obligation to which such Party is bound; (iii) any requirement of any Applicable Law; or (iv) any order, writ, judgment, injunction, decree, determination or award of any court or governmental agency presently in effect applicable to such Party;

7.1.3                     This Agreement is a legal, valid and binding obligation of such Party enforceable against it in accordance with its terms and conditions, subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights, judicial principles affecting the availability of specific performance and general principles of equity (whether enforceability is considered a proceeding at law or equity);

7.1.4                     It is not under any obligation, contractual or otherwise, to any Person that conflicts with or is inconsistent in any material respect with the terms of this Agreement or that would impede the diligent and complete fulfilment of its obligations hereunder; and

7.1.5                     Neither it nor any of its Affiliates has been debarred or is subject to debarment and neither it nor any of its Affiliates will use in any capacity, in connection with the services to be performed under this Agreement, any Person who has been debarred pursuant to Section 306 of the FFDCA or who is the subject of a conviction described in such section. It will inform the other Party in writing promptly if it or any such Person who is performing services hereunder is debarred or is the subject of a conviction described in Section 306 or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to the best of its or its Affiliates’ Knowledge, is threatened, relating to the debarment or conviction of it or any such Person performing services hereunder.

7.2                               Additional Representations and Warranties of AstraZeneca. AstraZeneca further represents and warrants to Licensee, as of the Effective Date, that: (i) AstraZeneca Controls the AstraZeneca Patents set forth in Schedule B (“Existing Patents”) and has the right to grant the licenses and sublicenses specified herein; (ii) AstraZeneca has not received any written claim or demand alleging that (a) the Existing Patents are invalid or unenforceable or (b) the Development or Commercialization of the Licensed Products as contemplated herein infringes any Patent owned by any Third Party; and (iii) to AstraZeneca’s Knowledge, no Person is infringing or threatening to infringe the Existing Patents in the Field.

7.3                               Additional Representations and Warranties of Licensee. Licensee further represents and warrants to AstraZeneca, as of the Effective Date, that Licensee: (i) has conducted its own investigation and analysis of (a) the Patent as such rights relate to the Exploitation of the Licensed Compounds and Licensed Products

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

as contemplated hereunder; (ii) understands the complexity and uncertainties associated with possible claims of infringement of Patent or other proprietary rights of Third Parties, particularly those relating to pharmaceutical products; and (iii) acknowledges and agrees that it is solely responsible for the risks of such claims.

7.4                               DISCLAIMER OF WARRANTIES. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATIONS OR GRANTS ANY WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE AND EACH PARTY SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

7.5                               ADDITIONAL WAIVER. LICENSEE AGREES THAT: (i) THE ASTRAZENECA PATENTS ARE LICENSED “AS IS,” “WITH ALL FAULTS,” AND “WITH ALL DEFECTS,” AND LICENSEE EXPRESSLY WAIVES ALL RIGHTS TO MAKE ANY CLAIM WHATSOEVER AGAINST ASTRAZENECA FOR MISREPRESENTATION OR FOR BREACH OF PROMISE, GUARANTEE OR WARRANTY OF ANY KIND RELATING TO THE ASTRAZENECA PATENTS; (ii) LICENSEE AGREES THAT ASTRAZENECA WILL HAVE NO LIABILITY TO LICENSEE FOR ANY ACT OR OMISSION IN THE PREPARATION, FILING, PROSECUTION, MAINTENANCE, ENFORCEMENT, DEFENCE OR OTHER HANDLING OF THE ASTRAZENECA PATENTS; AND (iii) LICENSEE IS SOLELY RESPONSIBLE FOR DETERMINING WHETHER THE ASTRAZENECA PATENTS HAVE APPLICABILITY OR UTILITY IN LICENSEE’S CONTEMPLATED EXPLOITATION OF THE LICENSED PRODUCTS AND LICENSEE ASSUMES ALL RISK AND LIABILITY IN CONNECTION WITH SUCH DETERMINATION.

7.6                               Anti-Bribery and Anti-Corruption Compliance. Licensee agrees, on behalf of itself, its officers, directors and employees and on behalf of its Affiliates, agents, representatives, consultants and subcontractors hired in connection with the subject matter of this Agreement (together with Licensee, the “Licensee Representatives”) that for the performance of its obligations hereunder:

(i)                                     The Licensee Representatives shall not directly or indirectly pay, offer or promise to pay or authorize the payment of any money or give, offer or promise to give or authorize the giving of anything else of value, to: (a) any Government Official in order to influence official action; (b)any Person (whether or not a Government Official) (1) to influence such Person to act in breach of a duty of good faith, impartiality or trust (“acting improperly”), (2) to reward such Person for acting improperly or (3) where such Person would be acting improperly by receiving the money or other thing of value; (c) any Person (whether or not a Government Official) while knowing or having reason to know that all or any portion of the money or other thing of value will be paid, offered, promised or given to or will otherwise benefit, a Government Official in order to influence official action for or against either Party in connection with the matters that are the subject of this Agreement; or (d) any Person (whether or not a Government Official) to reward that Person for acting improperly or to induce that Person to act improperly.

(ii)                                  The Licensee Representatives shall not, directly or indirectly, solicit, receive or agree to accept any payment of money or anything else of value in violation of the Anti-Corruption Laws.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

7.6.2                     The Licensee Representatives shall comply with the Anti-Corruption Laws plus AstraZeneca’s Anti-Corruption Rules and Policies and shall not take any action that will, or would reasonably be expected to, cause AstraZeneca or its Affiliates to be in violation of any such laws or policies.

7.6.3                     Licensee, on behalf of itself and the other Licensee Representatives, represents and warrants to AstraZeneca that: (i) all information provided by Licensee to AstraZeneca in any anti-bribery and corruption due diligence checklist or similar due diligence process is true, complete and correct at the date it was provided and that any material changes in circumstances relevant to the answers provided in such exercise shall be immediately disclosed to AstraZeneca; and (ii) to the best of Licensee’s and its Affiliates’ Knowledge, no Licensee Representative that will participate or support Licensee’s performance of its obligations hereunder has, directly or indirectly, (a) paid, offered or promised to pay or authorized the payment of any money, (b) given, offered or promised to give or authorized the giving of anything else of value or (c) solicited, received or agreed to accept any payment of money or anything else of value, in each case ((a), (b) and (c)), in violation of the Anti-Corruption Laws during the three (3) years preceding the date of this Agreement.

7.6.4                     Licensee shall promptly provide AstraZeneca with written notice of the following events: (i) upon becoming aware of any breach or violation by Licensee or other Licensee Representative of any representation, warranty or undertaking set forth in Sections 7.6.1 through 7.6.3 above; or (ii) upon receiving a formal notification that it is the target of a formal investigation by a governmental authority for a Material Anti-Corruption Law Violation or upon receipt of information from any of the Licensee Representatives connected with this Agreement that any of them is the target of a formal investigation by a governmental authority for a Material Anti-Corruption Law Violation.

7.6.5                     For the term of this Agreement and [* * *] years thereafter, Licensee shall for the purpose of auditing and monitoring the performance of its compliance with this Agreement and particularly this Section 7.6 permit AstraZeneca, its Affiliates, any auditors of any of them and any governmental authority to have access to any premises of Licensee or other Licensee Representatives used in connection with this Agreement, together with a right to access personnel and records that relate to this Agreement (“Audit”).

(i)                                     To the extent that any Audit by AstraZeneca requires access and review of any commercially or strategically sensitive information or agreements of Licensee or any other Licensee Representatives relating to the business of Licensee or any other Licensee Representatives (including information about prices and pricing policies, cost structures and business strategies) such activity shall be carried out by a third party professional advisor appointed by AstraZeneca and such professional advisors shall only report back to AstraZeneca such information as is directly relevant to informing AstraZeneca on Licensee’s compliance with the particular provisions of this Agreement or the agreement being Audited.

(ii)                                  Licensee shall, and shall cause the Licensee Representatives to, provide all cooperation and assistance during normal working hours as reasonably requested by AstraZeneca for the purposes of an Audit. AstraZeneca shall cause any such auditor to enter into a confidentiality agreement substantially consistent with the applicable requirements of Article 6 hereof. AstraZeneca shall instruct any Third Party auditor or other Person given access in respect of an Audit to cause the minimum amount of disruption to the business of Licensee and the Licensee Representatives and to comply with relevant building and security regulations.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

(iii)                               The costs and fees of any inspection Audit shall be paid by AstraZeneca, except that if an inspection or Audit reveals any breach or violation by Licensee (including through any other Licensee Representative) of any representation, warranty or undertaking set forth in Sections 7.6.1 through 7.6.3 above, the costs of such inspection or Audit shall be paid by Licensee. Licensee shall bear its own costs of rendering assistance to the Audit.

7.6.6                     On the occurrence of any of the following events: (A) AstraZeneca becomes aware of, whether or not through an Audit, that Licensee (or any other Licensee Representative) is in breach or violation of any representation, warranty or undertaking in Sections 7.6.1 through 7.6.3 or of the Anti-Corruption Laws; or (B) AstraZeneca receives notice under Section 7.6.4 relating to any suspected or actual Material Anti-Corruption Law Violation by Licensee or any other Licensee Representative, in either case ((A) or (B)), AstraZeneca shall have the right, in addition to any other rights or remedies under this Agreement or to which AstraZeneca may be entitled in law or equity, to immediately terminate any or all of the services provided by Licensee pursuant to this Agreement or this Agreement in its entirety or (x) take such steps, including by requiring Licensee to agree to such additional measures, representations, warranties, undertakings and other provisions, in each case, as AstraZeneca believes in good faith are reasonably necessary in order to avoid a potential violation or continuing violation by AstraZeneca or any of its Affiliates of the Anti-Corruption Laws (“Provisions”) and (y) terminate any or all of the services provided by Licensee pursuant to this Agreement or this Agreement in its entirety, immediately in the event that:

(i)                                     Licensee refuses to agree to all of the Provisions required by AstraZeneca pursuant to this clause; provided that AstraZeneca has (a) provided Licensee an explanation in reasonable detail as to why AstraZeneca considers such provisions necessary, (b) given Licensee a reasonable opportunity to review and comment on the proposed Provisions and to provide its view as to the necessity or usefulness of these to address the event concerned and (c) considered such comments in good faith; or

(ii)                                  AstraZeneca reasonably concludes that there is no Provision available that would enable AstraZeneca or its Affiliates to avoid a potential violation or continuing violation of applicable Anti-Corruption Laws..

7.6.7                     Any termination of this Agreement pursuant to Section 7.6.6 shall be treated as a termination by AstraZeneca for Licensee’s breach and the consequences of termination set forth in Section 9.4.1 or 9.4.2, as applicable, shall apply and additionally: subject to the accrued rights of the Parties prior to termination, AstraZeneca shall have no liability to Licensee for any fees, reimbursements or other compensation or for any loss, cost, claim or damage resulting, directly or indirectly, from such termination;

7.6.8                     Licensee shall be responsible for any breach of any representation, warranty or undertaking in this Section 7.6 or of the Anti-Corruption Laws by any Licensee Representative.

7.6.9                     AstraZeneca may disclose the terms of this Agreement or any action taken under this Section 7.6 to prevent a potential violation or continuing violation of applicable Anti-Corruption Laws, including the identity of Licensee or a Licensee Representative and the payment terms, to any governmental authority if AstraZeneca determines, upon advice of counsel, that such disclosure is necessary.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

7.6.10              Licensee represents and warrants that (i) it has reviewed its internal programs in relation to the Anti-Corruption Laws and the ability of the Licensee Representatives to adhere to AstraZeneca’s Anti-Corruption Rules and Policies in performance of its obligations hereunder in advance of the signing of this Agreement and (ii) it and the other Licensee Representatives can and will continue to comply with such Anti-Corruption Laws and AstraZeneca’s Anti-Corruption Rules and Policies in performance of its obligations hereunder.

Article 8
INDEMNITY

8.1                               Indemnification of AstraZeneca. Licensee shall indemnify AstraZeneca, its Affiliates, its or their (sub)licensees and its and their respective directors, officers, employees and agents and defend and save each of them harmless, from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) in connection with any and all suits, investigations, claims or demands of Third Parties (collectively, “Third Party Claims”) arising from or occurring as a result of: (i) the breach by Licensee of this Agreement, including the enforcement of AstraZeneca’s rights under this Section 8.1; (ii) the gross negligence or wilful misconduct on the part of Licensee or its Affiliates or its or their Sublicensees or its or their distributors or contractors or its or their respective directors, officers, employees or agents in performing its or their obligations under this Agreement; or (iii) the Exploitation by Licensee or any of its Affiliates or its or their Sublicensees or its or their distributors or contractors of any Licensed Product or the Licensed Compounds in or for the Territory, except, in each case ((i), (ii) and (iii)), for those Losses for which AstraZeneca has an obligation to indemnify Licensee pursuant to Section 8.2 hereof, as to which Losses each Party shall indemnify the other to the extent of their respective liability.

8.2                               Indemnification of Licensee. AstraZeneca shall indemnify Licensee, its Affiliates and their respective directors, officers, employees and agents and defend and save each of them harmless, from and against any and all Losses in connection with any and all Third Party Claims arising from or occurring as a result of: (i) the breach by AstraZeneca of this Agreement, including the enforcement of Licensee’s rights under this Section 8.2; (ii) the gross negligence or wilful misconduct on the part of AstraZeneca or its Affiliates or its or their respective directors, officers, employees or agents in performing its obligations under this Agreement; except, in each case (i) and (ii), for those Losses for which Licensee has an obligation to indemnify AstraZeneca pursuant to Section 8.1 hereof, as to which Losses each Party shall indemnify the other to the extent of their respective liability for the Losses.

8.3                               Indemnification Procedures.

8.3.1                     Notice of Claim. All indemnification claims in respect of a Party, its Affiliates or its or their (sub)licensees or their respective directors, officers, employees and agents shall be made solely by such Party to this Agreement (the “Indemnified Party”). The Indemnified Party shall give the indemnifying Party prompt written notice (an “Indemnification Claim Notice”) of any Losses or discovery of fact upon which such indemnified Party intends to base a request for indemnification under this Article 8, but in no event shall the indemnifying Party be liable for any Losses that result from any delay in providing such notice. Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss is known at such time). The Indemnified Party shall furnish promptly to the indemnifying Party copies of all papers and official documents received in respect of any Losses and Third Party Claims.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

8.3.2                     Control of Defence. The indemnifying Party shall have the right to assume the defence of any Third Party Claim by giving written notice to the Indemnified Party within [* * *] days after the indemnifying Party’s receipt of an Indemnification Claim Notice; provided that the indemnifying Party expressly agrees to defend the claim against the Indemnified Party with respect to such Third Party Claim. The assumption of the defence of a Third Party Claim by the indemnifying Party shall not be construed as an acknowledgment that the indemnifying Party is liable to indemnify the Indemnified Party in respect of the Third Party Claim, nor shall it constitute a waiver by the indemnifying Party of any defences it may assert against the Indemnified Party’s claim for indemnification. Upon assuming the defence of a Third Party Claim, the indemnifying Party may appoint as lead counsel in the defence of the Third Party Claim any legal counsel selected by the indemnifying Party; provided that it obtains the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed). In the event the indemnifying Party assumes the defence of a Third Party Claim, the Indemnified Party shall immediately deliver to the indemnifying Party all original notices and documents (including court papers) received by the Indemnified Party in connection with the Third Party Claim. Should the indemnifying Party assume the defence of a Third Party Claim, except as provided in Section 8.3.3, the indemnifying Party shall not be liable to the Indemnified Party for any legal expenses subsequently incurred by such Indemnified Party in connection with the analysis, defence or settlement of the Third Party Claim unless specifically requested in writing by the indemnifying Party. In the event that it is ultimately determined that the indemnifying Party is not obligated to indemnify, defend or hold harmless the Indemnified Party from and against the Third Party Claim, the Indemnified Party shall reimburse the indemnifying Party for any and all reasonable and verifiable costs and expenses (including attorneys’ fees and costs of suit) and any Losses incurred by the indemnifying Party in accordance with this Section 8 in its defence of the Third Party Claim.

8.3.3                     Right to Participate in Defence. Any Indemnified Party shall be entitled to participate in the defence of such Third Party Claim and to employ counsel of its choice for such purpose; provided, however, that such employment shall be at the Indemnified Party’s sole cost and expense unless (i) the employment thereof has been specifically authorized in writing by the indemnifying Party in writing (in which case, the defence shall be controlled as provided in Section 8.3.2), (ii) the indemnifying Party has failed to assume the defence and employ counsel in accordance with Section 8.3.2 (in which case the Indemnified Party shall control the defence) or (iii) the interests of the indemnitee and the indemnifying Party with respect to such Third Party Claim are sufficiently adverse to prohibit the representation by the same counsel of both Parties under Applicable Law, ethical rules or equitable principles (in which case, the Indemnified Party shall control its defence).

8.3.4                     Settlement. With respect to any Losses relating solely to the payment of money damages in connection with a Third Party Claim and that shall not result in the applicable indemnitee(s) becoming subject to injunctive or other relief or otherwise adversely affecting the business of the Indemnified Party in any manner and as to which the indemnifying Party shall have acknowledged in writing the obligation to indemnify the applicable indemnitee hereunder, the indemnifying Party shall have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the indemnifying Party, in its sole discretion, shall deem appropriate. With respect to all other Losses in connection with Third Party Claims, where the indemnifying Party has assumed the defence of the Third Party Claim in accordance with Section 8.3.2, the indemnifying Party shall have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss; provided it obtains the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed). If the indemnifying Party does not assume and conduct the defence of a Third Party Claim as provided above, the Indemnified Party may defend against such Third Party Claim; provided that the Indemnified Party shall not settle any Third Party Claim without the prior written consent of the indemnifying Party (which consent shall not be unreasonably withheld, conditioned or delayed).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

8.3.5                     Cooperation. Regardless of whether the indemnifying Party chooses to defend or prosecute any Third Party Claim, the Indemnified Party shall and shall cause each indemnitee to, cooperate in the defence or prosecution thereof and shall furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith. Such cooperation shall include access during normal business hours afforded to the indemnifying Party to and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim and making Indemnified Parties and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder and the indemnifying Party shall reimburse the Indemnified Party for all its, its Affiliates’ and its and their (sub)licensees’ or their respective directors’, officers’, employees’ and agents’, as applicable, reasonable and verifiable out-of-pocket expenses in connection therewith.

8.3.6                     Expenses. Except as provided above, the costs and expenses, including fees and disbursements of counsel, incurred by the Indemnified Party and its Affiliates and its and their (sub)licensees and their respective directors, officers, employees and agents, as applicable, in connection with any claim shall be reimbursed on a Calendar Quarter basis by the indemnifying Party, without prejudice to the indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.

8.4                               Special, Indirect and Other Losses. EXCEPT (i) IN THE EVENT THE WILLFUL MISCONDUCT OR FRAUD OF A PARTY OR OF A PARTY’S BREACH OF ITS OBLIGATIONS UNDER ARTICLE 6, (ii) AS PROVIDED UNDER SECTION 10.11, (iii) TO THE EXTENT ANY SUCH DAMAGES ARE REQUIRED TO BE PAID TO A THIRD PARTY AS PART OF A CLAIM FOR WHICH A PARTY PROVIDES INDEMNIFICATION UNDER THIS ARTICLE 8, NEITHER PARTY NOR ANY OF ITS AFFILIATES OR (SUB)LICENSEES SHALL BE LIABLE IN CONTRACT, TORT, NEGLIGENCE, BREACH OF STATUTORY DUTY OR OTHERWISE FOR ANY SPECIAL OR PUNITIVE DAMAGES OR FOR LOSS OF PROFITS SUFFERED BY THE OTHER PARTY.

8.5                               Insurance. Licensee shall have and maintain such types and amounts of insurance covering its Exploitation of the Licensed Compounds and Licensed Products as is (i) normal and customary in the pharmaceutical industry generally for parties similarly situated and (ii) otherwise required by Applicable Law. Upon request by AstraZeneca, Licensee shall provide to AstraZeneca evidence of its insurance coverage, including copies of applicable insurance policies. The insurance policies shall be under an occurrence form, but if only a claims-made form is available to Licensee, then Licensee shall continue to maintain such insurance after the expiration or termination of this Agreement in its entirety for a period of [* * *] years.

Article 9
TERM AND TERMINATION

9.1                               Term and Expiration. This Agreement shall commence on the Effective Date and, unless earlier terminated in accordance herewith, shall continue in force and effect until the date of expiration of the last Royalty Term for the last Licensed Product (such period, the “Term”). Following the expiration of the Royalty Term for a Licensed Product in a country, the grants in Section 2.1 shall become non-exclusive, fully-paid, royalty-free, and irrevocable for such Licensed Product in such country. For clarity, upon the expiration of the Term, the grants in Section 2.1 shall become non-exclusive, fully-paid, royalty-free, and irrevocable in their entirety.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

9.2                               Termination.

9.2.1                     Material Breach. In the event that either Party (the “Breaching Party”) shall be in material breach in the performance of any of its obligations under this Agreement, in addition to any other right and remedy the other Party (the “Non-Breaching Party”) may have, the Non-Breaching Party may terminate this Agreement by providing [* * *] days (the “Notice Period”) prior written notice (the “Termination Notice”) to the Breaching Party and specifying the breach and its claim of right to terminate; provided that (i) the termination shall not become effective at the end of the Notice Period if the Breaching Party cures the breach specified in the Termination Notice during the Notice Period (or, if such default cannot be cured within the Notice Period, if the Breaching Party commences actions to cure such breach within the Notice Period and thereafter diligently continues such actions) and (ii) with respect to an uncured material breach consisting of Licensee’s diligence obligations under Section 3.3.1 or Section 3.5.1, as applicable, with respect to any country in the Territory, AstraZeneca shall have the right to terminate this Agreement, in its sole discretion, (a) solely with respect to such country or (b) in its entirety.

9.2.2                     Termination by AstraZeneca.

(i)                                     In the event that the Licensee does not close the Financing by the end of the Financing Period, then AstraZeneca shall have the right to terminate this Agreement with immediate effect.

(ii)                                  In the event that Licensee or any of its Affiliates or Sublicensees, anywhere in the Territory, institutes, prosecutes or otherwise participates in (or in any way aids any Third Party in instituting, prosecuting or participating in), at law or in equity or before any administrative or regulatory body, including the U.S. Patent and Trademark Office or its foreign counterparts, any claim, demand, action or cause of action for declaratory relief, damages or any other remedy or for an enjoinment, injunction or any other equitable remedy, including any interference, re-examination, opposition or any similar proceeding, alleging that any claim in a AstraZeneca Patent is invalid, unenforceable or otherwise not patentable or would not be infringed by Licensee’s activities absent the rights and licenses granted hereunder, AstraZeneca shall have the right to immediately terminate this Agreement in its entirety, including the rights of any Sublicensees, upon written notice to Licensee.

9.2.3                     Termination by Licensee.

Licensee shall have the right to terminate this Agreement in its entirety or (outside the US only) on a country-by-country basis, without cause, as follows:

(i) upon [* * *] prior written notice in the case where Regulatory Approval has not been obtained for a Licensed Product; or

(ii) upon [* * *] prior written notice in the case where Regulatory Approval has been obtained for a Licensed Product such termination to be effective at the end of such notice period.

9.2.4                     Termination for Insolvency. In the event that either Party (i) files for protection under bankruptcy or insolvency laws, (ii) makes an assignment for the benefit of creditors, (iii) appoints or suffers appointment of a receiver or trustee over substantially all of its property that is not discharged within ninety (90) days after such filing, (iv) proposes a written agreement of composition or extension of its debts, (v) proposes or is a party to any dissolution or liquidation, (vi) files a petition under any bankruptcy or insolvency act or has any such petition filed against that is not discharged within sixty (60) days of the filing thereof or (vii) admits in

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

writing its inability generally to meet its obligations as they fall due in the general course, then the other Party may terminate this Agreement in its entirety effective immediately upon written notice to such Party.

9.3                               Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by Licensee or AstraZeneca are and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. The Parties agree that the Parties, as licensees of such rights under this Agreement, shall retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against either Party under the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction, the Party hereto that is not a Party to such proceeding shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, which, if not already in the non-subject Party’s possession, shall be promptly delivered to it (i) upon any such commencement of a bankruptcy proceeding upon the non-subject Party’s written request therefor, unless the Party subject to such proceeding elects to continue to perform all of its obligations under this Agreement or (ii) if not delivered under clause (i) above, following the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefor by the non-subject Party.

9.4                               Consequences of Termination.

9.4.1                     Termination in its Entirety. In the event of a termination of this Agreement in its entirety for any reason:

(i)                                     all rights and licenses granted by AstraZeneca hereunder shall immediately terminate, including, for clarity, any sublicense granted by Licensee pursuant to Section 2.2;

(ii)                                  Licensee shall and hereby does, and shall cause its Affiliates and its and their Sublicensees to, when and as requested by AstraZeneca, assign to AstraZeneca all of its right, title and interest in and to (a) all Regulatory Documentation (including any Regulatory Approvals) applicable to any Licensed Compound(s) or Licensed Product(s) then owned or Controlled by Licensee or any of its Affiliates; provided that if any such Regulatory Documentation or Regulatory Approval is not immediately transferable in a country, Licensee shall provide AstraZeneca with all benefit of such Regulatory Documentation or Regulatory Approval, as applicable, and such assistance and cooperation as necessary or reasonably requested by AstraZeneca to timely transfer such Regulatory Documentation or Regulatory Approval, as applicable, to AstraZeneca or its designee or, at AstraZeneca’s option, to enable AstraZeneca to obtain a substitute for such Regulatory Documentation or Regulatory Approval, as applicable, without disruption to AstraZeneca’s Exploitation of the Licensed Compound(s) or applicable Licensed Product(s);

(iii)                               unless expressly prohibited by any Regulatory Authority, at AstraZeneca’s written request, Licensee shall and hereby does, and shall cause its Affiliates and its and their Sublicensees to, (a) transfer control to AstraZeneca of any or all clinical studies involving Licensed Products thereto being conducted by or on behalf of Licensee, an Affiliate or a Sublicensee as of the effective date of termination and (b) continue to conduct such clinical studies, at Licensee’s cost, for up to [* * *] months to enable such transfer to be completed without interruption of any such clinical study; provided that (x) AstraZeneca shall not have any

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

obligation to continue any clinical study unless required by Applicable Law and (y) with respect to each clinical study for which such transfer is expressly prohibited by the applicable Regulatory Authority, if any, Licensee shall continue to conduct such clinical study to completion, at Licensee’s cost and expense;

(iv)                              at AstraZeneca’s written request, Licensee shall, and cause its Affiliates and its and their Sublicensees to, assign to AstraZeneca all Licensed Product Agreements, unless, with respect to any such Licensed Product Agreement, such Licensed Product Agreement expressly prohibits such assignment, in which case Licensee (or such Affiliate or Sublicensee, as applicable) shall cooperate with AstraZeneca in all reasonable respects to secure the consent of the applicable Third Party to such assignment and if any such consent cannot be obtained with respect to a Licensed Product Agreement, Licensee shall, and cause its Affiliates and its and their Sublicensees to, obtain for AstraZeneca substantially all of the practical benefit and burden under such Licensed Product Agreement, including by (a) entering into appropriate and reasonable alternative arrangements on terms agreeable to AstraZeneca and (b) subject to the consent and control of AstraZeneca, enforcing, at AstraZeneca’s cost and expense and for the account of AstraZeneca, any and all rights of Licensee (or such Affiliate or Sublicensee, as applicable) against the other party thereto arising out of the breach or cancellation thereof by such other party or otherwise; and

(v)                                 at AstraZeneca’s written request, Licensee shall supply to AstraZeneca such quantities of the Licensed Compound(s) and Licensed Product(s) as AstraZeneca indicates in written forecasts and orders therefor from time to time at Licensee’s actual cost (excluding costs for general overhead, communications, operating supplies or other equipment) to Manufacture such Licensed Compound(s) and Licensed Product(s) until the later of (a) such time as AstraZeneca has established an alternate, validated source of supply for the Licensed Compound(s) and Licensed Product(s) and AstraZeneca is receiving supply from such alternative source and (b) the [* * *] of the effective date of termination of this Agreement.

9.4.2                     Termination in a Terminated Territory. In the event of a termination of this Agreement with respect to a Terminated Territory by AstraZeneca pursuant to Section 9.2.1 or by Licensee pursuant to Section 9.2.3 (but not in the case of any termination of this Agreement in its entirety):

(i)                                     all rights and licenses granted by AstraZeneca hereunder, including, for clarity, any sublicense granted by Licensee pursuant to Section 2.2, (a) shall automatically be deemed to be amended to exclude, if applicable, the right to market, promote, detail, distribute, import, sell for commercial use, offer for commercial sale, file any Drug Approval Application for or seek any Regulatory Approval for Licensed Products in such Terminated Territory and (b) shall otherwise survive and continue in effect outside such Terminated Territory solely for the purpose of furthering any Commercialization of the Licensed Products in the Territory or any Development or Manufacturing in support thereof;

(ii)                                  Licensee shall and hereby does, and shall cause its Affiliates and its and their Sublicensees to, when and as requested by AstraZeneca, assign to AstraZeneca all of its right, title and interest in and to (a) all Regulatory Documentation (including any Regulatory Approvals) applicable to the Exploitation of the Licensed Compound(s) or Licensed Product(s) solely in the Terminated Territory then owned or Controlled by Licensee or any of its Affiliates or its or their Sublicensees; provided that if any such Regulatory Documentation or Regulatory Approval is not immediately transferable in a country, Licensee shall provide AstraZeneca with all

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

benefit of such Regulatory Documentation or Regulatory Approval, as applicable, and such assistance and cooperation as necessary or reasonably requested by AstraZeneca to timely transfer such Regulatory Documentation or Regulatory Approval, as applicable, to AstraZeneca or its designee or, at AstraZeneca’s option, to enable AstraZeneca to obtain a substitute for such Regulatory Documentation or Regulatory Approval, as applicable, without disruption to AstraZeneca’s Exploitation of the Licensed Compound(s) or applicable Licensed Product(s) or Improvement(s) thereto;

(iii)                               at AstraZeneca’s written request, Licensee shall, and cause its Affiliates and its and their Sublicensees to, assign to AstraZeneca or its designee all Licensed Product Agreements relating to the Terminated Territory, unless, with respect to any such Licensed Product Agreement, such Licensed Product Agreement (a) expressly prohibits such assignment (in which case, Licensee, or its Affiliate or Sublicensee, as applicable, shall cooperate with AstraZeneca in all reasonable respects to secure the consent of the applicable Third Party to such assignment, (b) relates both to (1) the Terminated Territory and the Territory or (2) Licensed Products and products other than Licensed Products (which, in either case ((1) or (2)), at AstraZeneca’s request, Licensee, or its Affiliate or Sublicensee, as applicable, shall cooperate with AstraZeneca in all reasonable respects to secure the written agreement of the applicable Third Party to a partial assignment of the applicable Licensed Product Agreement relating to the Terminated Territory or Licensed Products, as applicable) and, in either case ((a) or (b)) if any such consent or agreement, as applicable, cannot be obtained with respect to a Licensed Product Agreement, Licensee shall, and cause its Affiliates and its and their Sublicensees to, obtain for AstraZeneca substantially all of the practical benefit and burden under such Licensed Product Agreement to the extent applicable to the Terminated Territory and Licensed Products, as applicable, including by (x) entering into appropriate and reasonable alternative arrangements on terms agreeable to AstraZeneca and (y) subject to the consent and control of AstraZeneca, enforcing, at AstraZeneca’s cost and expense and for the account of AstraZeneca, any and all rights of Licensee, or such Affiliate or Sublicense, as applicable, against the other party thereto arising out of the breach or cancellation thereof by such other party or otherwise; and

(iv)                              unless expressly prohibited by any Regulatory Authority, at AstraZeneca’s written request, Licensee shall, and shall cause its Affiliates and its and their Sublicensees to (a) transfer control to AstraZeneca of any or all clinical studies involving Licensed Products being conducted by or on behalf of Licensee, an Affiliate or a Sublicensee as of the effective date of termination in or for the Terminated Territory and (b) continue to conduct such clinical studies, at Licensee’s cost, for up to [* * *] to enable such transfer to be completed without interruption of any such clinical study; provided that (x) AstraZeneca shall not have any obligation to continue any clinical study unless required by Applicable Law and (y) with respect to each clinical study for which such transfer is expressly prohibited by the applicable Regulatory Authority, if any, Licensee shall continue to conduct such clinical study to completion, at Licensee’s cost and expense; and

(v)                                 at AstraZeneca’s written request, Licensee shall supply to AstraZeneca such quantities of the Licensed Compound(s) and Licensed Product(s) as AstraZeneca indicates in written forecasts and orders therefor from time to time at Licensee’s actual cost (excluding costs for general overhead, communications, operating supplies or other equipment) to Manufacture such Licensed Compound(s) and Licensed Product(s) or any Improvement thereto until the later of (a) such time as AstraZeneca has established an alternate, validated source of supply for the Licensed Compound(s) and Licensed Product(s) or any Improvement thereto, and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

AstraZeneca is receiving supply from such alternative source and (b) the third anniversary of the effective date of termination of this Agreement.

9.4.3                     Licence to Arising Intellectual Property.

In the event that:

(i)                                     Licensee exercises its right to terminate this Agreement in its entirety pursuant to Section 9.2.1 or 9.2.4, AstraZeneca shall have the exclusive option for a period of [* * *] days after such termination to negotiate for an exclusive license for all Confidential Information and Licensee Patents developed under the Agreement by Licensee relating to Licensed Compounds, Licensed Products or the manufacture or use thereof;

(ii)                                  Licensee exercises its right to terminate this Agreement in its entirety pursuant to Section 9.2.3, or AstraZeneca exercises its right to terminate this Agreement in its entirety pursuant Sections 9.2.1, 9.2.2 or 9.2.4,

1.                                      Licensee shall grant to AstraZeneca for the Exploitation in the Territory of any Licensed Compound(s) or Licensed Product(s):

a.                                      an exclusive royalty-free license with the right to grant multiple tiers of sublicenses, in and to all Confidential Information of Licensee specifically relating to the Licensed Compound(s) or any Licensed Product(s); and

b.                                      a non-exclusive license with the right to grant multiple tiers of sublicenses, in and to all Confidential Information of Licensee not specifically relating to any Licensed Compound(s) or any Licensed Product(s) but that has been used in the research, development, manufacture and/or sale of any Licensed Compound(s) or any Licensed Product(s). In the interest of clarity, the non-exclusive license would only be for use with Licensed Compounds} or Licensed Product(s); and

2.                                      Licensee shall and hereby does, and shall cause its Affiliates and its and their Sublicensees to, effective as of the effective date of termination, grant AstraZeneca for the Exploitation in the Territory of any Licensed Compound(s) or Licensed Product(s):

a.                                      an exclusive, royalty-free license with the right to grant multiple tiers of sublicenses, in and to all:

i.                                          Licensee Patents; and

ii.                                       Licensee Know-How;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

specifically relating to any Licensed Compound(s) or any Licensed Product(s); and

b.                                      a non-exclusive license with the right to grant multiple tiers of sublicenses, in and to all:

i.                                          Licensee Patents; and

ii.                                       Licensee Know-How;

not specifically relating to any Licensed Compound(s) or any Licensed Product(s) but that has been used in the research, development, manufacture and/or sale of the Licensed Compound(s) or any Licensed Product(s). In the interest of clarity, the non-exclusive license would only be for use with Licensed Compound(s) or Licensed Product(s); and

c.                                       an exclusive, royalty-free license with the right to grant multiple tiers of sublicenses in and to all, together with a right of reference, Regulatory Documentation (including any Regulatory Approvals) then owned or Controlled by Licensee or any of its Affiliates or its or their Sublicensees that are not assigned to AstraZeneca pursuant to Section 9.4.2(ii);

(iii)                               Licensee exercises its right to terminate this Agreement in one or more countries (but not in its entirety) pursuant to Section 9.2.3, or AstraZeneca exercises its right to terminate this Agreement in one or more countries (but not in its entirety) pursuant to Section 9.2.1,

1.                                      Licensee shall grant to AstraZeneca for the Exploitation in the Terminated Territory of any Licensed Compound(s) or Licensed Product(s):

a.                                      an exclusive royalty-free license with the right to grant multiple tiers of sublicenses, in and to all Confidential Information of Licensee specifically relating to the Licensed Compound(s) or any Licensed Product(s); and

b.                                      a non-exclusive license with the right to grant multiple tiers of sublicenses, in and to all Confidential Information of Licensee not specifically relating to any Licensed Compound(s) or any Licensed Product(s) but that has been used in the research, development, manufacture and/or sale of any Licensed Compound(s) or any Licensed Product(s). In the interest of clarity, the non-exclusive license would only be for use with Licensed Compound(s) or Licensed Product(s); and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

2.                                      Licensee shall and hereby does, and shall cause its Affiliates and its and their Sublicensees to, effective as of the effective date of termination, grant AstraZeneca for the Exploitation in the Terminated Territory of any Licensed Compound(s) or Licensed Product(s):

a.                                      an exclusive, royalty-free license with the right to grant multiple tiers of sublicenses, in and to all:

i.                                          Licensee Patents; and

ii.                                       Licensee Know-How;

specifically relating to any Licensed Compound(s) or any Licensed Product(s); and

b.                                      a non-exclusive license with the right to grant multiple tiers of sublicenses, in and to all:

i.                                          Licensee Patents; and

ii.                                       Licensee Know-How;

not specifically relating to any Licensed Compound(s) or any Licensed Product(s) but that has been used in the research, development, manufacture and/or sale of the Licensed Compound(s) or any Licensed Product(s). In the interest of clarity, the non-exclusive license would only be for use with Licensed Compounds) or Licensed Product(s); and

c.                                       an exclusive, royalty-free license with the right to grant multiple tiers of sublicenses, in and to all, together with a right of reference, Regulatory Documentation (including any Regulatory Approvals) then owned or Controlled by Licensee or any of its Affiliates or its or their Sublicensees that are not assigned to AstraZeneca pursuant to Section 9.4.2(ii).

9.5                               Remedies. Except as otherwise expressly provided herein, termination of this Agreement (either in its entirety or with respect to one (1) or more country(ies)) in accordance with the provisions hereof shall not limit remedies that may otherwise be available in law or equity.

9.6                               Accrued Rights; Surviving Obligations. Termination or expiration of this Agreement (either in its entirety or with respect to one (1) or more country(ies)) for any reason shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to such termination or expiration. Such termination or expiration shall not relieve a Party from obligations that are expressly indicated to survive the termination or expiration of this Agreement. Without limiting the foregoing, Sections 2.4 and 3.3.3 and Articles 1, 4, 5, 6, 7, 8, 9 and 10 of this Agreement shall survive the termination or expiration of this Agreement for any reason. If this

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

Agreement is terminated with respect to the Terminated Territory but not in its entirety, then following such termination the foregoing provisions of this Agreement shall remain in effect with respect to the Terminated Territory (to the extent they would survive and apply in the event the Agreement expires or is terminated in its entirety or as otherwise necessary for any of AstraZeneca and its Affiliates and its and their (sub)licensees to exercise their rights in the Terminated Territory) and all provisions not surviving in accordance with the foregoing shall terminate upon termination of this Agreement with respect to the Terminated Territory and be of no further force and effect (and for the avoidance of doubt all provisions of this Agreement shall remain in effect with respect to all countries in the Territory other than the Terminated Territory).

Article 10
MISCELLANEOUS

10.1                        Force Majeure. Neither Party shall be held liable or responsible to the other Party or be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement (other than an obligation to make payments) when such failure or delay is caused by or results from events beyond the reasonable control of the non-performing Party, including fires, floods, earthquakes, hurricanes, embargoes, shortages, epidemics, quarantines, war, acts of war (whether war be declared or not), terrorist acts, insurrections, riots, civil commotion, strikes, lockouts or other labour disturbances (whether involving the workforce of the non-performing Party or of any other Person), acts of God or acts, omissions or delays in acting by any governmental authority (except to the extent such delay results from the breach by the non-performing Party or any of its Affiliates of any term or condition of this Agreement). The non-performing Party shall notify the other Party of such force majeure within [* * *] days after such occurrence by giving written notice to the other Party stating the nature of the event, its anticipated duration and any action being taken to avoid or minimize its effect. The suspension of performance shall be of no greater scope and no longer duration than is necessary and the non-performing Party shall use commercially reasonable efforts to remedy its inability to perform. Without limitation to the foregoing, in the event that the suspension of performance continues for [* * *] days after the date of the occurrence and such suspension of performance would constitute a material breach of this Agreement in the absence of this Section 10.1, AstraZeneca shall have the right to terminate this Agreement pursuant to Section 9.2.1 without regard to this Section 10.1, except that in such event no cure period shall apply and AstraZeneca shall have the right to effect such termination upon written notice to Licensee, in its sole discretion, (i) solely with respect to the country affected by such non-performance or (ii) in its entirety.

10.2                        Export Control. This Agreement is made subject to any restrictions concerning the export of products or technical information from the United States or other countries that may be imposed on the Parties from time to time. Each Party agrees that it will not export, directly or indirectly, any technical information acquired from the other Party under this Agreement or any products using such technical information to a location or in a manner that at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the appropriate agency or other governmental entity in accordance with Applicable Law.

10.3                        Assignment. Neither Party may assign its rights or delegate its obligations under this Agreement, whether by operation of law or otherwise, in whole or in part without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed, except that AstraZeneca shall have the right, without such consent, (i) to perform any or all of its obligations and exercise any or all of its rights under this Agreement through any of its Affiliates or its or their (sub)licensees, and (ii) assign any or all of its rights and delegate any or all of its obligations hereunder to any of its Affiliates or its or their (sub)licensees or to any successor in interest (whether by merger, acquisition, asset purchase or otherwise) to all or substantially all of

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

the business to which this Agreement relates; provided that AstraZeneca shall provide written notice to Licensee within thirty (30) days after such assignment or delegation. Licensee shall have the right, without such consent, (i) to perform any or all of its obligations and exercise any or all of its rights under this Agreement through a wholly owned subsidiary of Licensee, and (ii) assign any or all of its rights and delegate any or all of its obligations hereunder to a wholly owned subsidiary of Licensee; provided that Licensee shall provide written notice to AstraZeneca within thirty (30) days after such assignment or delegation and provided that such assignment or delegation shall terminate automatically in the event that such subsidiary ceases to be a subsidiary of Licensee. Any permitted successor of a Party or any permitted assignee of all of a Party’s rights under this Agreement that has also assumed all of such Party’s obligations hereunder in writing shall, upon any such succession or assignment and assumption, be deemed to be a party to this Agreement as though named herein in substitution for the assigning Party, whereupon the assigning Party shall cease to be a party to this Agreement and shall cease to have any rights or obligations under this Agreement. All validly assigned rights of a Party shall inure to the benefit of and be enforceable by, and all validly delegated obligations of such Party shall be binding on and be enforceable against, the permitted successors and assigns of such Party; provided that such Party, if it survives, shall remain jointly and severally liable for the performance of such delegated obligations under this Agreement. Any attempted assignment or delegation in violation of this Section 10.3 shall be void and of no effect.

10.4                        Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law and if the rights or obligations of either Party under this Agreement will not be materially and adversely affected thereby, (i) such provision shall be fully severable, (ii) this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and reasonably acceptable to the Parties. To the fullest extent permitted by Applicable Law, each Party hereby waives any provision of law that would render any provision hereof illegal, invalid or unenforceable in any respect.

10.5                        Dispute Resolution.

10.5.1              Except as provided in Section 10.11, if a dispute arises between the Parties in connection with or relating to this Agreement or any document or instrument delivered in connection herewith (collectively, (i) and (ii), a “Dispute”), then either Party shall have the right to refer such Dispute to the Senior Officers for attempted resolution by good faith negotiations during a period of ten (10) business days. Any final decision mutually agreed to by the Executive Officers shall be conclusive and binding on the Parties.

10.5.2              If such Senior Officers are unable to resolve any such Dispute within such ten (10)-Business Day period, either Party shall be free to institute binding arbitration in accordance with this Section 10.5.2 upon written notice to the other Party (an “Arbitration Notice”) and seek such remedies as may be available. Upon receipt of an Arbitration Notice by a Party, the applicable Dispute shall be resolved by final and binding arbitration before a panel of three (3) experts with relevant industry experience (the “Arbitrators”). Each of Licensee and AstraZeneca shall promptly select one (1) Arbitrator, which selections shall in no event be made later than thirty (30) days after the notice of initiation of arbitration. The third Arbitrator shall be chosen promptly by mutual agreement of the Arbitrator chosen by Licensee and the Arbitrator chosen by AstraZeneca, but in no event later than thirty (30) days after the date that the last of such Arbitrators was appointed. The Arbitrators shall determine what discovery will be permitted, consistent with the goal of reasonably controlling the cost and time that

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

the Parties must expend for discovery; provided that the Arbitrators shall permit such discovery as they deem necessary to permit an equitable resolution of the dispute. The arbitration shall be administered by the AAA (or its successor entity) in accordance with the then current Commercial Rules of the American Arbitration Association including the Procedures for Large, Complex Commercial Disputes (including the Optional Rules for Emergency Measures of Protection), except as modified in this Agreement. The arbitration shall be held in New York, and the Parties shall use reasonable efforts to expedite the arbitration if requested by either Party. The Arbitrators shall, within fifteen (15) days after the conclusion of the arbitration hearing, issue a written award and statement of decision describing the essential findings and conclusions on which the award is based, including the calculation of any damages awarded. The decision or award rendered by the Arbitrators shall be final and non-appealable, and judgment may be entered upon it in accordance with Applicable Law in the State of Delaware or any other court of competent jurisdiction. The Arbitrators shall be authorized to award compensatory damages, but shall not be authorized to reform, modify or materially change this Agreement or any other agreements contemplated hereunder.

10.5.3              Each Party shall bear its own counsel fees, costs, and disbursements arising out of the dispute resolution procedures described in this Section 10.5, and shall pay an equal share of the fees and costs of the Expert or Arbitrators, as applicable, and all other general fees related to any arbitration described in Section 10.5.2; provided, however, the Arbitrators shall be authorized to determine whether a Party is the prevailing Party, and if so, to award to that prevailing Party reimbursement for its reasonable counsel fees, costs and disbursements (including expert witness fees and expenses, photocopy charges, or travel expenses), or the fees and costs of the Expert or Arbitrators, as applicable. Unless the Parties otherwise agree in writing, during the period of time that any arbitration proceeding described in Section 10.5.2 or 10.5.3, as applicable, is pending under this Agreement, the Parties shall continue to comply with all those terms and provisions of this Agreement that are not the subject of such pending arbitration proceeding. Nothing contained in this Agreement shall deny any Party the right to seek injunctive or other equitable relief from a court of competent jurisdiction in the context of a bona fide emergency or prospective irreparable harm, and such an action may be filed and maintained notwithstanding any ongoing arbitration proceeding. All arbitration proceedings and decisions of the Arbitrators, as applicable, under Section 10.5.2, shall be deemed Confidential Information of both Parties under Article 6.

10.6                        Governing Law, Jurisdiction and Service.

10.6.1              Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction. The Parties agree to exclude the application to this Agreement of the United Nations Convention on Contracts for the International Sale of Goods.

10.6.2              Jurisdiction. Subject to Section 10.5 and Section 10.10, the Parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the courts of the State of Delaware for any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this Agreement and agree not to commence any action, suit or proceeding (other than appeals therefrom) related thereto except in such courts. The Parties irrevocably and unconditionally waive their right to a jury trial.

10.6.3              Venue. The Parties further hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this Agreement in the courts of Delaware and hereby further irrevocably and unconditionally waive and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

10.6.4              Service. Each Party further agrees that service of any process, summons, notice or document by registered mail to its address set forth in Section 10.7.2 shall be effective service of process for any action, suit or proceeding brought against it under this Agreement in any such court.

10.7                        Notices.

10.7.1              Notice Requirements. Any notice, request, demand, waiver, consent, approval or other communication permitted or required under this Agreement shall be in writing, shall refer specifically to this Agreement and shall be deemed given only if delivered by hand or sent by facsimile transmission (with transmission confirmed) or by internationally recognized overnight delivery service that maintains records of delivery, addressed to the Parties at their respective addresses specified in Section 10.7.2 or to such other address as the Party to whom notice is to be given may have provided to the other Party in accordance with this Section 10.7.1. Such Notice shall be deemed to have been given as of the date delivered by hand or transmitted by facsimile (with transmission confirmed) or on the second Business Day (at the place of delivery) after deposit with an internationally recognized overnight delivery service. Any notice delivered by facsimile shall be confirmed by a hard copy delivered as soon as practicable thereafter. This Section 10.7.1 is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Agreement.

10.7.2              Address for Notice.

If to Licensee, to:

Biohaven Pharmaceutical Holding Company Ltd.
P.O. Box 173
Kingston Chambers

Road Town, Tortolo, British Virgin Islands
Attention: Dr. Vladimir Coric, CEO
Email: [* * *]

with a copy (which shall not constitute notice) to:

Locke Lord LLP
2800 Financial Plaza
Providence, Rhode Island 02903, USA
Attention: Douglas G. Gray, Esq.
Email: [* * *]
Facsimile: 888.325.9018

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

If to AstraZeneca, to:

Milstein Building, Granta Park
Cambridge, CB21 6GH, UK
Attention: Chief Counsel, Neuroscience IMED

with a copy (which shall not constitute notice) to:

35 Gatehouse Drive
Waltham, MA 02451, USA
Attention: VP, SP&A

10.8                        HSR Act Filings. No later than five (5) business days following the Effective Date or such later date as the Parties may agree, the Parties shall jointly determine whether a filing under the Hart-Scott-Rodino Antitrust Improvements Act (“HSR Act”) or any equivalent competition law statute or regulation (a “Competition Law Filing”) is required for the performance of this Agreement. Upon a joint determination that one or more Competition Law Filings are required, the Parties shall prepare and submit the required notification forms as soon as reasonably practicable (and for any filing under the HSR Act within ten (10) business days after such determination) and use reasonable efforts to obtain clearance for the transactions contemplated hereunder as soon as practicable. Subject to Applicable Law relating to the exchange of information, AstraZeneca shall have the right to direct all matters with respect to Competition Law Filings hereunder, consistent with its obligations hereunder after consulting with Licensee. Each Party will consult with the other on, and consider in good faith the views of the other Party in connection with, all of the information relating to such other Party that appears in any Competition Law Filing. Each Party shall bear their respective attorneys’ fees and shall share equally and filing fees in connection therewith. This Agreement shall bind the Parties upon execution and continue in full force and effect unless and until the termination or expiration of the Agreement by its terms, provided, however, that each Party’s grant of license rights hereunder, Licensee’s obligation to make the payments hereunder, and the Parties’ other rights and obligations hereunder in connection with the Development and Commercialization of the Licensed Products shall not become effective unless and until the date of either: 1) the receipt of all Competition Law Clearances or 2) the conclusion by the Parties pursuant to this Section 10.8 that no Competition Law Clearance is necessary for the implementation of this Agreement. Nothing in this Agreement shall require or be deemed to require either Party (or their Affiliates) to commit to any divestitures or licenses or agree to hold separate any assets or agree to any similar arrangements or commit to conduct its business in a specified manner, or to submit and respond to a formal discovery procedure initiated by the FTC or DOJ (i.e., a “Request for Additional Information and Documentary Materials” also known as a “second request”, or Civil Investigative Demand if a filing is not required under the HSR Act), in each case as a condition to obtaining antitrust clearance for the transactions contemplated hereunder. If Competition Law Clearance is not received in relation to both this Agreement on or before ninety (90) days after the date on which both Parties have submitted to the FTC and DOJ or other equivalent authority their respective initial filings to request Competition Law Clearance of the transactions hereunder, then either Party shall have the right to terminate this Agreement without liability therefor at any time thereafter, but prior to receipt of Competition Law Clearance of the transactions contemplated hereunder, by written notice to the other Party.

10.9                        Entire Agreement; Amendments. This Agreement, together with the Schedules attached hereto, sets forth and constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof and all prior agreements, understandings, promises and representations, whether written or oral, with respect thereto are superseded hereby. Each Party confirms that it is not relying on any representations or

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

warranties of the other Party except as specifically set forth in this Agreement. No amendment, modification, release or discharge shall be binding on the Parties unless in writing and duly executed by authorized representatives of both Parties. In the event of any inconsistencies between this Agreement and any schedules or other attachments hereto, the terms of this Agreement shall control.

10.10                 English Language. This Agreement shall be written and executed in and all other communications under or in connection with this Agreement shall be in, the English language. Any translation into any other language shall not be an official version thereof and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.

10.11                 Equitable Relief. Each Party acknowledges and agrees that the restrictions set forth in Articles 6 and 7 are reasonable and necessary to protect the legitimate interests of the other Party and that such other Party would not have entered into this Agreement in the absence of such restrictions and that any breach or threatened breach of any provision of such Articles may result in irreparable injury to such other Party for which there will be no adequate remedy at law. In the event of a breach or threatened breach of any provision of such Articles, the non-breaching Party shall be authorized and entitled to seek from any court of competent jurisdiction injunctive relief, whether preliminary or permanent, specific performance and an equitable accounting of all earnings, profits and other benefits arising from such breach, which rights shall be cumulative and in addition to any other rights or remedies to which such non-breaching Party may be entitled in law or equity. Both Parties agree to waive any requirement that the other (i) post a bond or other security as a condition for obtaining any such relief and (ii) show irreparable harm, balancing of harms, consideration of the public interest or inadequacy of monetary damages as a remedy. Nothing in this Section 10.11 is intended or should be construed, to limit either Party’s right to equitable relief or any other remedy for a breach of any other provision of this Agreement.

10.12                 Waiver and Non-Exclusion of Remedies. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. The waiver by either Party hereto of any right hereunder or of the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by such other Party whether of a similar nature or otherwise. The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by Applicable Law or otherwise available except as expressly set forth herein.

10.13                 No Benefit to Third Parties. Except as provided in Article 8, covenants and agreements set forth in this Agreement are for the sole benefit of the Parties hereto and their successors and permitted assigns and they shall not be construed as conferring any rights on any other Persons.

10.14                 Further Assurance. Each Party shall duly execute and deliver or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes hereof or to better assure and confirm unto such other Party its rights and remedies under this Agreement.

10.15                 Relationship of the Parties. It is expressly agreed that AstraZeneca, on the one hand and Licensee, on the other hand, shall be independent contractors and that the relationship between the two Parties shall not constitute a partnership, joint venture or agency. Neither AstraZeneca, on the one hand, nor Licensee, on the other hand, shall have the authority to make any statements, representations or commitments of any kind or to take

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

any action, that will be binding on the other, without the prior written consent of the other Party to do so. All persons employed by a Party shall be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such first Party.

10.16                 References. Unless otherwise specified, (1) references in this Agreement to any Article, Section or Schedule shall mean references to such Article, Section or Schedule of this Agreement, (ii) references in any Section to any clause are references to such clause of such Section and (iii) references to any agreement, instrument or other document in this Agreement refer to such agreement, instrument or other document as originally executed or, if subsequently amended, replaced or supplemented from time to time, as so amended, replaced or supplemented and in effect at the relevant time of reference thereto.

10.17                 Construction. Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense (and/or). Whenever this Agreement refers to a number of days, unless otherwise specified, such number refers to calendar days. The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The term “including,” “include,” or “includes” as used herein shall mean including, without limiting the generality of any description preceding such term. The language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party hereto.

10.18                 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile, PDF format via email or other electronically transmitted signatures and such signatures shall be deemed to bind each Party hereto as if they were original signatures.

[SIGNATURE PAGE FOLLOWS]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

THIS AGREEMENT IS EXECUTED by the authorized representatives of the Parties as of the date first written above.

ASTRAZENECA AB		BIOHAVEN PHARMACEUTICAL HOLDING COMPANY LTD.

By:	/s/ M.C. Kraan	By:	/s/Vlad Coric, M.D.

Name:	M.C. Kraan	Name:	Vlad Coric, M.D.

Title:	RIA iMed	Title:	CEO

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

SCHEDULE A

Inventory

[* * *]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

SCHEDULE B

AstraZeneca Patents

1.

Country	Grant number
[* * *]	[* * *]

2.

Country	Filing number	Publication number
[* * *]	[* * *]	[* * *]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

SCHEDULE C

Transition Plan

[* * *]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.